UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Managed Accounts Trust

Annual Report

October 31, 2015

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder,

Economic activity in the U.S. fluctuated and longer-term Treasury yields moved lower during the reporting period. Against this backdrop, the overall U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96% during the reporting period. Over the same period, the U.S. dollar appreciated versus many other major currencies as the Federal Reserve (the “Fed”) appeared closer to raising the Federal Funds rate.

For the 12-month reporting period ended October 31, 2015

After expanding in the fourth quarter of 2014, economic growth in the U.S. moderated during the first quarter of 2015. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.1% annual pace during the fourth quarter of 2014. According to the Commerce Department, GDP grew at a tepid annual pace of 0.6% for the first quarter of 2015. Economic activity then accelerated as GDP grew at a 3.9% annual pace during the second quarter of 2015. Finally, the Commerce Department’s follow-up reading — released after the reporting period had ended — showed that third-quarter 2015 GDP grew at an annual pace of 2.1%.

Fed monetary policy remained accommodative during the 12 months ended October 31, 2015. However, the Fed signaled that it was moving closer to raising interest rates for the first time since 2006. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. At its meeting in October, the Fed kept rates on hold between 0% and 0.25% and said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” Finally, on December 16, 2015 — after the reporting period ended — the Fed raised rates to between 0.25% and 0.50%.

Despite periods of volatility, the overall taxable fixed income market produced a positive return during the 12-month reporting period ended October 31, 2015. Investor sentiment was challenged at times given mixed economic data, uncertainties regarding future Fed monetary policy and geopolitical issues. During the reporting period, the Barclays U.S. Aggregate Bond Index gained 1.96%. The overall municipal bond market also moved higher, as it was supported by generally improving fundamentals, attractive valuations and falling longer-term interest rates. All told, the Barclays Municipal Bond Index gained 2.87% during the 12 months ended October 31, 2015.

Economic growth outside the U.S. was mixed during the reporting period. Anemic growth and concerns of deflation in the eurozone caused the European Central Bank (“ECB”) to announce that beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, or longer if needed to achieve an inflation rate consistent with the ECB’s longer-term target. Elsewhere, emerging market asset prices were volatile given signs of decelerating global growth and generally falling commodity prices.

2	PIMCO MANAGED ACCOUNTS TRUST

Outlook

PIMCO’s baseline view sees U.S. economic growth in the range of 2.25% to 2.75% and CPI inflation of 1.75% to 2.25% over the next four quarters. This represents a modest pickup in growth and inflation relative to the pace recorded in the first half of 2015 and is slightly below the pace of GDP growth over the most recent four quarters. In PIMCO’s view, projected employment and labor income gains should support consumption, while historically low mortgage rates and a pent-up demand for housing — driven by household formation and demography — should boost residential construction. In contrast to robust consumption and housing, PIMCO believes business investment confronts headwinds from low oil prices and cutbacks in drilling and exploration, while exports will be challenged by the delayed effects of a stronger U.S. dollar and slower growth in emerging economies. It is PIMCO’s view that the Fed is alert to the state of financial conditions and is inclined to go slowly with future rate increases.

Overseas, PIMCO’s baseline view for the eurozone is for economic growth of 1.5% to 2.0% over the next four quarters, with inflation in a range of 1% to 1.5%. This outlook represents a modest pickup in growth and inflation relative to the paces recorded in recent quarters. Unlike the U.S., PIMCO believes the eurozone has benefited from a weaker currency and from low oil prices, and the tailwinds from low oil prices and the weaker euro currency should support aggregate demand in the year ahead. In Japan, PIMCO anticipates GDP growth in a range of 1.25% to 1.75% over the next four quarters.

In the following pages of this PIMCO Managed Accounts Trust Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the 12-month reporting period ended October 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our views.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	OCTOBER 31, 2015	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s net asset value. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying

4	PIMCO MANAGED ACCOUNTS TRUST

protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that

ANNUAL REPORT	OCTOBER 31, 2015	5

Important Information About the Portfolios (Cont.)

even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

There is a risk that a Portfolio investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Portfolio would structure and sponsor a tender option bond trust. As a result, a Portfolio would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money on its investment. The Portfolios may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

6	PIMCO MANAGED ACCOUNTS TRUST

Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of

ANNUAL REPORT	OCTOBER 31, 2015	7

Important Information About the Portfolios (Cont.)

assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

A Portfolio that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

On each Portfolio Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

8	PIMCO MANAGED ACCOUNTS TRUST

The following table discloses the commencement of operations of each Portfolio:

Portfolio Name	Commencement of Operations
Fixed Income SHares: Series C	03/17/00
Fixed Income SHares: Series M	03/17/00
Fixed Income SHares: Series R	04/15/04
Fixed Income SHares: Series TE	06/25/12
Fixed Income SHares: Series LD	12/20/13

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, the Distributor and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Funds’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Funds’ website at www.pimco.com/FISH. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	OCTOBER 31, 2015	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through October 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	51.5%
U.S. Treasury Obligations	30.7%
Mortgage-Backed Securities	7.3%
U.S. Government Agencies	4.0%
Short-Term Instruments	2.0%
Other	4.5%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended October 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	0.43%	4.73%	10.51%	10.53%
Barclays U.S. Credit Intermediate Index	1.70%	3.38%	5.02%	5.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.012%.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»

An overweight to investment grade corporate bonds, particularly financials, benefited performance, as the sector outperformed like-duration Treasuries during the reporting period, as measured by the Barclays U.S. Credit Index.

»

Currency positioning was positive for performance. In particular, shorts to the Japanese yen and the euro contributed to performance, as both currencies weakened against the U.S. dollar during the reporting period.

»	Exposure to local Mexican rates, as well as peripheral European exposure, specifically to Spanish and Italian rates, was positive for performance.

»

U.S. yield curve positioning was negative for returns. Specifically, short positions in the belly and the long ends of the curve detracted from results, as 10- and 30-year Treasury yields fell 19 basis points and 14 basis points, respectively, during the reporting period.

»	An allocation to emerging market quasi-sovereign external debt was a headwind for performance, particularly Russian and Venezuelan debt.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakevens fell across the entire maturity curve over the reporting period.

ANNUAL REPORT	OCTOBER 31, 2015	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through October 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	68.2%
Mortgage-Backed Securities	14.4%
Asset-Backed Securities	10.4%
Short-Term Instruments	3.1%
Sovereign Issues	3.0%
U.S. Government Agencies	0.9%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended October 31, 2015
	1 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	3.11%	3.87%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.78%	0.80%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.102%.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»	An allocation to non-agency mortgage backed-securities was positive for performance. These securities continued to rise in price given strong investor demand amid an improving housing market.

»	Security selection of U.S. high yield corporate bonds benefited performance.

»	Currency positioning was positive for performance, specifically shorts to the euro and Japanese yen, as both currencies depreciated against the U.S. dollar.

»	Exposure to Australian rates contributed to performance as their yields fell across the curve.

»	Curve positioning, particularly a short to the front end of the maturity curve, was additive to performance, as the 2-year Treasury yield rose 25 basis points during the reporting period.

»	A short to U.K. rates detracted from performance, as rates fell over the reporting period.

ANNUAL REPORT	OCTOBER 31, 2015	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through October 31, 2015

Allocation Breakdown†

U.S. Government Agencies	26.8%
Corporate Bonds & Notes	25.8%
U.S. Treasury Obligations	19.1%
Municipal Bonds & Notes	12.3%
Mortgage-Backed Securities	8.6%
Asset-Backed Securities	7.1%
Sovereign Issues	0.2%
Short-Term Instruments	0.1%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended October 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	0.51%	3.99%	6.42%	7.68%
Barclays U.S. MBS Fixed-Rate Index	2.52%	2.86%	4.82%	5.37%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.042%.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»	An overall overweight to duration contributed to performance, as 10- and 30-year Treasury yields fell 19 basis points and 14 basis points, respectively, during the reporting period.

»	Exposure to investment grade corporate bonds detracted from absolute performance, as the sector underperformed like-duration Treasuries during the reporting period.

»	Allocations to both agency and non-agency mortgage-backed securities contributed to performance.

»	Peripheral European rate exposure, specifically to Italian rates, was positive for performance as rates fell given the continuation of the European Central Bank’s quantitative easing program.

»	A long position to the euro over most of the reporting period detracted from performance, as the currency weakened relative to the U.S. dollar.

»	An allocation to emerging market quasi-sovereign external debt was negative for performance, particularly energy-related bonds, as oil prices fell.

»	An allocation to Brazilian local debt detracted from performance during the reporting period.

ANNUAL REPORT	OCTOBER 31, 2015	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through October 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	68.5%
Corporate Bonds & Notes	12.3%
Sovereign Issues	9.7%
Asset-Backed Securities	4.2%
Short-Term Instruments	0.8%
Other	4.5%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended October 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	-4.22%	3.77%	6.60%	6.56%
Barclays U.S. TIPS Index	-1.42%	2.06%	4.17%	4.47%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.072%.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

»

A short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as 10- and 30-year Treasury yields fell 19 basis points and 14 basis points, respectively, during the reporting period.

»	Exposure to nominal interest rates in Spain benefited relative performance, as yields in the country declined over the reporting period.

»	Short exposures to the euro and Japanese yen benefited relative performance, as these currencies weakened relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakevens fell across the entire maturity curve over the reporting period.

»	A short exposure to longer-maturity nominal European interest rates detracted from relative performance, as yields fell in Europe over the reporting period.

»	Exposure to local emerging market duration, particularly to nominal Brazilian bonds and Mexican inflation-linked bonds, detracted from performance over the reporting period.

ANNUAL REPORT	OCTOBER 31, 2015	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through October 31, 2015

Allocation Breakdown†

Municipal Bonds & Notes	94.4%
Short-Term Instruments	5.6%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended October 31, 2015
	1 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	2.25%	1.92%
Barclays 1-Year Municipal Bond Index	0.76%	0.73%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.002%.

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

»	An overweight to revenue-backed bonds contributed to results, as they outperformed the broader municipal market.

»	An overweight to the industrial revenue sector was beneficial to returns, as the sector outperformed the broader municipal market during the reporting period.

»	An overweight to duration detracted from performance, as municipal yields moved higher across the curve during the reporting period.

»	A short exposure to 30-year nominal Treasuries was negative for performance, as 30-year Treasury yields fell 14 basis points during the reporting period.

ANNUAL REPORT	OCTOBER 31, 2015	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from May 1, 2015 to October 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (05/01/15)	Ending Account Value (10/31/15)	Expenses Paid During Period *	Beginning Account Value (05/01/15)	Ending Account Value (10/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Series C	$1,000.00	$995.30	$0.14	$1,000.00	$1,025.21	$0.14	0.030%
Series LD	1,000.00	1,014.20	1.33	1,000.00	1,024.02	1.33	0.260
Series M	1,000.00	983.20	0.28	1,000.00	1,025.06	0.28	0.060
Series R	1,000.00	961.90	0.94	1,000.00	1,024.38	0.97	0.190
Series TE	1,000.00	1,027.60	0.00	1,000.00	1,025.34	0.00	0.000

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Barclays U.S. Credit Intermediate Index	The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an index. Securities must also meet specific liquidity and quality requirements.

Barclays U.S. MBS Fixed-Rate Index	Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an index.

Barclays 1-Year Municipal Bond Index	The Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	OCTOBER 31, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Series C
10/31/2015	$12.29	$0.53	$(0.48)	$0.05	$(0.56)	$(0.58)
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00
10/31/2011	14.05	0.78	(0.46)	0.32	(1.25)	(0.41)

Series LD
10/31/2015	$10.20	$0.31	$0.00	$0.31	$(0.38)	$(0.11)
12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00

Series M
10/31/2015	$10.78	$0.50	$(0.45)	$0.05	$(0.50)	$(0.27)
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00
10/31/2011	10.94	0.48	(0.29)	0.19	(0.49)	(0.13)

Series R
10/31/2015	$10.47	$0.19	$(0.62)	$(0.43)	$(0.58)	$0.00
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)
10/31/2011	12.13	0.40	0.85	1.25	(0.43)	(0.98)

Series TE
10/31/2015	$9.90	$0.28	$(0.06)	$0.22	$(0.27)	$0.00
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00
06/25/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00

*	Annualized
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(d)

Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Total Distributions (b)	Net Asset Value End of Year or Period	Total Return (c)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)	Ratio of Net Investment Income to Average Net Assets (d)	Portfolio Turnover Rate

$(1.14)	$11.20	0.43%	$1,604,425	0.03%		0.00%	4.56%	95%
(1.38)	12.29	4.72	2,353,773	0.01		0.00	4.11	82
(1.00)	13.11	2.72	3,261,050	0.00	†	0.00 †	4.65	149
(0.67)	13.75	13.79	4,018,843	0.00	†	0.00	4.87	83
(1.66)	12.71	2.75	3,680,966	0.00	†	0.00	5.72	178

$(0.49)	$10.02	3.11%	$28,100	0.24%		0.00%	3.10%	1,135%
(0.21)	10.20	4.08	9,070	0.10	*	0.00	2.15 *	8,278

$(0.77)	$10.06	0.51%	$1,622,393	0.06%		0.00%	4.83%	473%
(0.58)	10.78	4.78	2,332,201	0.04		0.00	4.01	587
(0.47)	10.86	0.97	2,996,930	0.00	†	0.00 †	3.25	448
(0.54)	11.22	12.23	3,988,009	0.00	†	0.00	3.78	516
(0.62)	10.51	1.95	3,643,832	0.00	†	0.00	4.57	514

$(0.58)	$9.46	(4.22)%	$174,222	0.16%		0.00%	1.89%	126%
(0.43)	10.47	3.82	215,671	0.07		0.00	3.55	88
(0.91)	10.52	(4.78)	350,159	0.04		0.00 †	2.06	69
(1.45)	11.93	13.26	602,719	0.02		0.00	2.67	264
(1.41)	11.97	12.23	492,949	0.00	†	0.00	3.62	805

$(0.27)	$9.85	2.25%	$91,524	0.00%		0.00%	2.91%	72%
(0.24)	9.90	5.27	95,841	0.00		0.00	2.67	8
(0.22)	9.64	(1.40)	65,594	0.00	†	0.00	2.19	18
(0.05)	9.99	0.43	9,450	0.00	*	0.00	1.71 *	30

ANNUAL REPORT	OCTOBER 31, 2015	23

Statements of Assets and Liabilities PIMCO Fixed Income SHares

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$2,013,717	$40,188
Financial Derivative Instruments
Exchange-traded or centrally cleared	829	27
Over the counter	17,927	253
Cash	340	441
Deposits with counterparty	8,554	516
Foreign currency, at value	3,723	97
Receivable for investments sold~	97,811	200
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for Portfolio shares sold	1,424	44
Interest receivable	23,189	260
Other assets	18	0

Total Assets	2,167,532	42,026

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$330,432	$13,225
Payable for sale-buyback transactions	11,455	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,331	148
Over the counter	19,170	42
Payable for investments purchased~	175,627	400
Payable for investments purchased on a delayed-delivery basis	0	0
Deposits from counterparty	10,618	0
Payable for Portfolio shares redeemed	2,183	44
Dividends payable	7,291	67

Total Liabilities	563,107	13,926

Net Assets	$1,604,425	$28,100

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$143	$3
Paid in capital	1,677,753	28,185
Undistributed (overdistributed) net investment income	86,726	(70)
Accumulated undistributed net realized gain (loss)	(118,638)	367
Net unrealized appreciation (depreciation)	(41,559)	(385)
	$1,604,425	$28,100

Shares Issued and Outstanding	143,264	2,806

Net Asset Value, Offering Price and Redemption Price Per Share	$11.20	$10.02

Cost of investments in securities	$1,993,723	$40,340
Cost of foreign currency held	$3,723	$96
Cost or premiums of financial derivative instruments, net	$(5,926)	$(134)

* Includes repurchase agreements of:	$2,748	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Series M	Series R	Series TE

$2,824,754	$280,355	$92,609

459	452	0
6,329	2,046	0
875	328	373
6,066	3,916	311
3,037	685	0
587,681	13,671	1,104
0	123	0
1,397	8	4
23,415	1,368	1,076
21	2	0

3,454,034	302,954	95,477

$430,906	$587	$0
48,230	107,549	0

3,263	370	37
6,202	6,751	0
1,326,120	12,551	3,663
0	62	0
7,812	703	0
2,137	9	4
6,971	150	249

1,831,641	128,732	3,953

$1,622,393	$174,222	$91,524

$161	$18	$9
1,625,362	209,548	91,536
13,680	5,205	(44)
6,671	(30,513)	(3,260)
(23,481)	(10,036)	3,283
$1,622,393	$174,222	$91,524

161,219	18,418	9,289

$10.06	$9.46	$9.85

$2,816,199	$287,291	$89,206
$3,130	$686	$0
$(82)	$(773)	$0

$1,832	$785	$0

ANNUAL REPORT	OCTOBER 31, 2015	25

Statements of Operations PIMCO Fixed Income SHares

Year Ended October 31, 2015
(Amounts in thousands†)	Series C	Series LD

Investment Income:
Interest, net of foreign taxes*	$85,459	$585
Total Income	85,459	585

Expenses:
Interest expense	622	42
Miscellaneous expense	0	0
Total Expenses	622	42

Net Investment Income	84,837	543

Net Realized Gain (Loss):
Investments in securities	(124,024)	72
Exchange-traded or centrally cleared financial derivative instruments	(54,009)	226
Over the counter financial derivative instruments	125,255	1
Foreign currency	49,664	31

Net Realized Gain (Loss)	(3,114)	330

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(25,000)	(197)
Exchange-traded or centrally cleared financial derivative instruments	(16,707)	(443)
Over the counter financial derivative instruments	(29,191)	208
Foreign currency assets and liabilities	(1,579)	1

Net Change in Unrealized Appreciation (Depreciation)	(72,477)	(431)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,246	$442

* Foreign tax withholdings	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$91,015	$3,915	$2,698
91,015	3,915	2,698

1,080	308	0
2	0	0
1,082	308	0

89,933	3,607	2,698

678	(11,031)	91
(4,138)	(8,199)	(2,672)
8,339	10,856	0
9,274	(482)	0

14,153	(8,856)	(2,581)

(65,664)	(572)	393
(28,840)	943	1,408
1,472	(3,334)	0
430	59	0

(92,602)	(2,904)	1,801

$11,484	$(8,153)	$1,918

$0	$10	$0

ANNUAL REPORT	OCTOBER 31, 2015	27

Statements of Changes in Net Assets PIMCO Fixed Income SHares

	Series C		Series LD
(Amounts in thousands†)	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Period from December 20, 2013 to October 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$84,837	$123,024	$543	$142
Net realized gain (loss)	(3,114)	110,056	330	124
Net change in unrealized appreciation (depreciation)	(72,477)	(99,785)	(431)	46

Net Increase (Decrease) in Net Assets Resulting from Operations	9,246	133,295	442	312

Distributions to Shareholders:
From net investment income	(89,288)	(132,768)	(585)	(166)
From net realized capital gains	(98,083)	(205,508)	(92)	0

Total Distributions (a)	(187,371)	(338,276)	(677)	(166)

Portfolio Share Transactions:
Receipts for shares sold	369,973	829,579	21,301	11,062
Cost of shares redeemed	(941,196)	(1,531,875)	(2,036)	(2,138)
Net increase (decrease) resulting from Portfolio share transactions	(571,223)	(702,296)	19,265	8,924

Total Increase (Decrease) in Net Assets	(749,348)	(907,277)	19,030	9,070

Net Assets:
Beginning of year or period	2,353,773	3,261,050	9,070	0
End of year or period*	$1,604,425	$2,353,773	$28,100	$9,070

* Including undistributed (overdistributed) net investment income of:	$86,726	$(28,707)	$(70)	$7

Shares of Beneficial Interest:
Shares Sold	32,096	66,880	2,120	1,099
Shares Redeemed	(80,339)	(124,067)	(203)	(210)
Net increase (decrease) in shares outstanding	(48,243)	(57,187)	1,917	889

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

$89,933	$116,200	$3,607	$9,273	$2,698	$2,301
14,153	59,330	(8,856)	5,291	(2,581)	(991)
(92,602)	(40,221)	(2,904)	(5,969)	1,801	3,174

11,484	135,309	(8,153)	8,595	1,918	4,484

(90,491)	(105,630)	(11,210)	(4,386)	(2,530)	(2,105)
(52,801)	(50,578)	0	(7,339)	0	0

(143,292)	(156,208)	(11,210)	(11,725)	(2,530)	(2,105)

311,899	781,102	32,261	40,368	22,146	44,664
(889,899)	(1,424,932)	(54,347)	(171,726)	(25,851)	(16,796)

(578,000)	(643,830)	(22,086)	(131,358)	(3,705)	27,868

(709,808)	(664,729)	(41,449)	(134,488)	(4,317)	30,247

2,332,201	2,996,930	215,671	350,159	95,841	65,594
$1,622,393	$2,332,201	$174,222	$215,671	$91,524	$95,841

$13,680	$5,074	$5,205	$6,379	$(44)	$66

30,075	72,731	3,291	3,921	2,262	4,601
(85,132)	(132,447)	(5,471)	(16,606)	(2,650)	(1,729)
(55,057)	(59,716)	(2,180)	(12,685)	(388)	2,872

ANNUAL REPORT	OCTOBER 31, 2015	29

Statements of Cash Flows PIMCO Fixed Income SHares

Year Ended October 31, 2015 (Amounts in thousands†)	Series C

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$9,246

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,899,957)
Proceeds from sales of long-term securities	2,142,110
(Purchases) Proceeds from sales of short-term portfolio investments, net	236,277
(Increase) in deposits with counterparty	(6,613)
(Increase) decrease in receivable for investments sold	(43,011)
(Increase) decrease in interest receivable	11,102
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(65,487)
Decrease in over the counter financial derivative instruments	131,768
(Increase) in other assets	0
Increase (decrease) in payable for investments purchased	175,405
Increase (decrease) in deposits from counterparty	(7,667)
Payments on short sales transactions, net	0
Proceeds from (Payments on) foreign currency transactions	48,085
Net Realized (Gain) Loss
Investments in securities	124,024
Exchange-traded or centrally cleared financial derivative instruments	54,009
Over the counter financial derivative instruments	(125,255)
Foreign currency	(49,664)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	25,000
Exchange-traded or centrally cleared financial derivative instruments	16,707
Over the counter financial derivative instruments	29,191
Foreign currency assets and liabilities	1,579
Net amortization (accretion) on investments	13,010
Net Cash Provided by (Used for) Operating Activities	819,859

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	368,852
Payments on shares redeemed	(952,712)
(Decrease) in overdraft due to custodian	(13)
Cash dividend paid	(190,531)
Proceeds from reverse repurchase agreements	2,314,405
Payments on reverse repurchase agreements	(2,207,748)
Proceeds from sale-buyback transactions	3,514,002
Payments on sale-buyback transactions	(3,664,894)
Proceeds from deposits from counterparty	1,420
Payments on deposits from counterparty	(1,280)
Net Cash Received from (Used for) Financing Activities	(818,499)

Net Increase (Decrease) in Cash and Foreign Currency	1,360

Cash and Foreign Currency:
Beginning of year	2,703
End of year	$4,063

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$808

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD	Series M	Series R

$442	$11,484	$(8,153)

(301,293)	(13,091,618)	(366,917)
277,038	13,216,026	381,961
(3,037)	305,746	36,572
(471)	(4,987)	(2,307)
(48)	749,121	(1,698)
(161)	4,861	294
(92)	(30,224)	(7,392)
2	7,316	10,620
0	(1)	0
285	(570,092)	12,613
0	2,027	409
(152)	(55,425)	0
32	9,704	(423)

(72)	(678)	11,031
(226)	4,138	8,199
(1)	(8,339)	(10,856)
(31)	(9,274)	482

197	65,664	572
443	28,840	(943)
(208)	(1,472)	3,334
(1)	(430)	(59)
165	7,454	891
(27,189)	639,841	68,230

21,257	310,813	32,319
(1,992)	(901,395)	(54,487)
0	0	0
(638)	(145,558)	(11,140)
101,848	3,273,650	11,818
(93,024)	(3,222,783)	(22,580)
139,521	3,355,159	1,799,616
(139,521)	(3,306,929)	(1,823,449)
0	9,988	0
0	(10,568)	(334)
27,451	(637,623)	(68,237)

262	2,218	(7)

276	1,694	1,020
$538	$3,912	$1,013

$39	$1,105	$326

ANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments PIMCO Fixed Income SHares: Series C

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

BANK LOAN OBLIGATIONS 0.8%
CSC Holdings, Inc.
2.688% due 04/17/2020		$2,967	$2,965
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		6,700	6,704
NRG Energy, Inc.
2.750% due 07/02/2018		2,937	2,862

Total Bank Loan Obligations (Cost $12,546)			12,531

CORPORATE BONDS & NOTES 64.6%

BANKING & FINANCE 42.4%
Ally Financial, Inc.
6.250% due 12/01/2017		300	321
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	8,700	9,607
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$4,250	4,250
4.625% due 02/13/2017		11,375	11,551
Bank of America Corp.
4.000% due 04/01/2024		500	516
4.100% due 07/24/2023		5,600	5,864
5.000% due 05/13/2021		300	330
5.625% due 07/01/2020		11,800	13,308
6.400% due 08/28/2017		14,750	15,988
6.875% due 04/25/2018		41,255	46,074
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,373
7.750% due 04/10/2023		7,300	7,939
10.000% due 05/21/2021	GBP	300	594
14.000% due 06/15/2019 (c)		100	200
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$17,440	19,522
Blackstone CQP Holdco LP
9.296% due 03/19/2019		11,082	11,193
BPCE S.A.
4.500% due 03/15/2025		27,400	27,024
12.500% due 09/30/2019 (c)	EUR	4,000	5,923
BPE Financiaciones S.A.
2.875% due 05/19/2016		1,000	1,113
CIT Group, Inc.
3.875% due 02/19/2019		$900	916
4.250% due 08/15/2017		1,000	1,025
Citigroup, Inc.
6.125% due 11/21/2017		11,500	12,514
Credit Agricole S.A.
8.125% due 09/19/2033		200	222
Credit Suisse AG
6.500% due 08/08/2023		1,100	1,207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$9,415	$9,771
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		15,000	16,976
5.875% due 08/02/2021		600	685
8.000% due 12/15/2016		7,900	8,447
8.125% due 01/15/2020		27,305	32,739
General Motors Financial Co., Inc.
3.000% due 09/25/2017		17,000	17,200
4.250% due 05/15/2023		21,570	21,967
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		16,700	17,226
6.150% due 04/01/2018		15,200	16,745
HBOS PLC
6.750% due 05/21/2018		25,300	27,944
Heta Asset Resolution AG
2.750% due 08/09/2016 ^	CHF	200	133
4.250% due 10/31/2016 ^	EUR	600	440
4.375% due 01/24/2017 ^		600	440
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		$1,200	1,190
International Lease Finance Corp.
6.750% due 09/01/2016		4,000	4,157
7.125% due 09/01/2018		3,000	3,330
JPMorgan Chase & Co.
3.625% due 05/13/2024		900	911
6.125% due 04/30/2024 (c)		4,200	4,295
7.900% due 04/30/2018 (c)		30,900	32,144
LBG Capital PLC
9.000% due 12/15/2019	GBP	2,331	3,881
15.000% due 12/21/2019	EUR	4,380	7,068
15.000% due 12/21/2019	GBP	900	1,945
Lloyds Bank PLC
9.875% due 12/16/2021		$177	193
11.875% due 12/16/2021	EUR	1,448	1,780
12.000% due 12/16/2024 (c)		$26,600	38,437
13.000% due 12/19/2021	AUD	200	156
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$3,604	3,838
MetLife Capital Trust
7.875% due 12/15/2067		600	747
Morgan Stanley
4.000% due 07/23/2025		1,900	1,959
5.500% due 07/28/2021		9,500	10,764
5.750% due 01/25/2021		100	114
5.950% due 12/28/2017		900	980
6.625% due 04/01/2018		3,700	4,108
Navient Corp.
5.500% due 01/15/2019		1,500	1,494
6.250% due 01/25/2016		11,204	11,316
7.250% due 01/25/2022		17,700	17,578
8.000% due 03/25/2020		1,100	1,169
8.450% due 06/15/2018		14,855	15,969

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Preferred Term Securities Ltd.
0.884% due 03/24/2034		$293	$235
Qatari Diar Finance Co.
5.000% due 07/21/2020		1,500	1,688
Rabobank Group
4.750% due 01/15/2020		33,400	36,654
8.375% due 07/26/2016 (c)		25,653	26,744
8.400% due 06/29/2017 (c)		4,240	4,602
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		5,000	6,250
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		5,880	6,018
Springleaf Finance Corp.
5.400% due 12/01/2015		100	100
6.900% due 12/15/2017		14,000	14,770
UBS AG
4.750% due 02/12/2026	EUR	400	472
7.250% due 02/22/2022		$200	211
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	7,290	11,920
Wells Fargo & Co.
3.450% due 02/13/2023		$4,700	4,720
7.980% due 03/15/2018 (c)		19,217	20,490
Weyerhaeuser Co.
7.375% due 10/01/2019		5,000	5,859

			679,543

INDUSTRIALS 12.7%
Alliance Data Systems Corp.
5.250% due 12/01/2017		12,750	13,196
Amgen, Inc.
5.700% due 02/01/2019		1,700	1,888
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		971	974
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,800	1,344
Canadian Oil Sands Ltd.
7.750% due 05/15/2019		10,400	11,581
CCO Safari LLC
4.908% due 07/23/2025		800	816
6.484% due 10/23/2045		1,300	1,351
CSC Holdings LLC
7.625% due 07/15/2018		5,150	5,478
7.875% due 02/15/2018		810	861
8.625% due 02/15/2019		7,500	7,969
CVS Health Corp.
3.875% due 07/20/2025		7,400	7,630
4.875% due 07/20/2035		1,400	1,480
5.125% due 07/20/2045		1,400	1,509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		$315	$331
6.200% due 01/02/2020		287	310
DISH DBS Corp.
5.000% due 03/15/2023		14,842	13,766
5.875% due 07/15/2022		300	295
7.125% due 02/01/2016		4,200	4,256
Energy Transfer Partners LP
6.125% due 02/15/2017		2,100	2,195
9.700% due 03/15/2019		300	355
Georgia-Pacific LLC
5.400% due 11/01/2020		9,300	10,350
Glencore Finance Canada Ltd.
5.800% due 11/15/2016		7,400	7,402
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,075
Kern River Funding Corp.
4.893% due 04/30/2018		542	568
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		1,000	932
6.000% due 02/01/2017		5,800	6,039
Kinder Morgan, Inc.
3.050% due 12/01/2019		600	582
4.300% due 06/01/2025		1,100	998
7.000% due 06/15/2017		1,789	1,895
7.250% due 06/01/2018		13,100	14,329
Medtronic, Inc.
3.500% due 03/15/2025		1,000	1,026
NBCUniversal Media LLC
4.375% due 04/01/2021		15,600	17,175
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,116	1,262
7.150% due 04/01/2021		20,881	21,976
Northwest Pipeline LLC
7.000% due 06/15/2016		1,700	1,766
Numericable-SFR S.A.S.
5.375% due 05/15/2022	EUR	700	800
Petrofac Ltd.
3.400% due 10/10/2018		$1,200	1,183
Pfizer, Inc.
6.050% due 03/30/2017		1,700	1,821
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		4,300	4,303
Reynolds American, Inc.
7.750% due 06/01/2018		6,030	6,844
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	102
SCF Capital Ltd.
5.375% due 10/27/2017		1,100	1,093
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	529

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sibur Securities Ltd.
3.914% due 01/31/2018	$4,400	$4,272
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	1,950	2,083
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	1,100	1,166
Tullow Oil PLC
6.000% due 11/01/2020	3,900	2,959
UAL Pass-Through Trust
9.750% due 07/15/2018	1,025	1,096
10.400% due 05/01/2018	1,015	1,078
USG Corp.
9.750% due 01/15/2018	2,407	2,714
Vale Overseas Ltd.
4.375% due 01/11/2022 (e)	2,590	2,369
8.250% due 01/17/2034	1,000	959

		203,331

UTILITIES 9.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	700	776
FirstEnergy Corp.
2.750% due 03/15/2018	2,000	2,006
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,300	1,358
8.146% due 04/11/2018	5,500	5,970
Intergas Finance BV
6.375% due 05/14/2017	3,700	3,827
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	9,200	9,269
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	1,000	1,013
NRG Energy, Inc.
7.625% due 01/15/2018	6,100	6,405
Ooredoo International Finance Ltd.
5.000% due 10/19/2025	11,800	12,975
Petrobras Global Finance BV
7.875% due 03/15/2019	17,000	16,150
Qwest Corp.
6.500% due 06/01/2017	1,250	1,328
Rosneft Finance S.A.
6.625% due 03/20/2017	5,150	5,339
7.500% due 07/18/2016	3,800	3,924
7.875% due 03/13/2018	3,700	3,948
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017	4,500	4,457
Sprint Communications, Inc.
7.000% due 08/15/2020	1,000	930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSE PLC
5.625% due 10/01/2017 (c)	EUR	5,000	$5,864
TECO Finance, Inc.
6.572% due 11/01/2017		$983	1,073
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	7,857
Verizon Communications, Inc.
2.625% due 02/21/2020		$31,307	31,656
3.500% due 11/01/2021		600	619
4.500% due 09/15/2020		24,400	26,509
W3A Funding Corp.
8.090% due 01/02/2017		33	33

			153,286

Total Corporate Bonds & Notes (Cost $1,013,075)			1,036,160

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.7%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		5,950	7,885
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027		3,000	3,481

			11,366

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,500	1,555
7.750% due 01/01/2042		850	865

			2,420

NEW YORK 0.2%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022		800	883
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033		1,600	1,856

			2,739

Total Municipal Bonds & Notes (Cost $13,612)			16,525

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.0%
Fannie Mae
1.889% due 08/25/2018		$1	$1
3.500% due 11/01/2030 - 01/01/2046		55,000	57,225
4.000% due 12/01/2045		21,000	22,314
4.095% due 04/01/2017		1	1
4.500% due 08/01/2039 - 11/01/2041		453	495
Freddie Mac
1.875% due 12/01/2018		4	4
6.500% due 01/01/2038 - 10/01/2038		113	134
Ginnie Mae
1.750% due 01/20/2022		6	6

Total U.S. Government Agencies (Cost $80,354)			80,180

U.S. TREASURY OBLIGATIONS 38.5%
U.S. Treasury Bonds
2.875% due 08/15/2045		51,200	50,685
3.000% due 05/15/2045 (e)		427,100	432,909
U.S. Treasury Inflation Protected Securities (b)
0.250% due 01/15/2025 (g)		11,873	11,429
2.500% due 01/15/2029 (e)(g)(i)		83,250	100,643
U.S. Treasury Notes
0.250% due 11/02/2015		10,500	10,500
1.500% due 02/28/2019 (g)(i)		12,030	12,161

Total U.S. Treasury Obligations (Cost $621,420)			618,327

MORTGAGE-BACKED SECURITIES 9.2%
Banc of America Commercial Mortgage Trust
5.562% due 06/10/2049		8,682	9,113
5.634% due 07/10/2046		5,093	5,160
5.889% due 07/10/2044		3,996	4,050
Banc of America Funding Trust
2.895% due 01/20/2047 ^		103	88
BCAP LLC Trust
0.335% due 09/26/2035		507	503
Bear Stearns Adjustable Rate Mortgage Trust
2.458% due 05/25/2034		50	46
2.515% due 03/25/2035		136	138
2.609% due 10/25/2033		64	64
Bear Stearns ALT-A Trust
2.529% due 02/25/2036 ^		941	735
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		1,055	1,081
5.540% due 09/11/2041		1,385	1,410
Canadian Mortgage Pools
1.044% due 07/01/2020	CAD	7,759	5,890

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035		$260	$262
2.430% due 09/25/2035		283	284
Commercial Mortgage Trust
5.796% due 12/10/2049		1,100	1,161
Cordusio RMBS SRL
0.099% due 06/30/2035	EUR	120	130
Countrywide Alternative Loan Trust
0.397% due 05/25/2036		$78	63
Countrywide Home Loan Mortgage Pass-Through Trust
0.517% due 03/25/2035		207	159
2.766% due 08/25/2034 ^		36	33
Credit Suisse Commercial Mortgage Trust
5.824% due 06/15/2038		5,312	5,352
Credit Suisse First Boston Mortgage Securities Corp.
2.288% due 07/25/2033		10	10
Credit Suisse Mortgage Capital Certificates
5.342% due 12/16/2043		1,100	1,120
Downey Savings & Loan Association Mortgage Loan Trust
0.457% due 08/19/2045		1,489	1,339
2.474% due 07/19/2044		847	844
GreenPoint Mortgage Funding Trust
0.657% due 06/25/2045		2,519	2,215
Greenpoint Mortgage Pass-Through Certificates
2.867% due 10/25/2033		8	8
GSR Mortgage Loan Trust
1.860% due 03/25/2033		47	47
2.715% due 09/25/2035		425	434
2.731% due 09/25/2035		997	1,008
HarborView Mortgage Loan Trust
0.387% due 01/19/2038		216	179
0.534% due 06/20/2035		353	335
2.559% due 05/19/2033		98	98
HomeBanc Mortgage Trust
0.457% due 01/25/2036		2,132	1,862
4.973% due 04/25/2037 ^		228	186
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		1,685	1,735
5.794% due 02/12/2051		987	1,044
JPMorgan Mortgage Trust
2.048% due 11/25/2033		57	57
2.484% due 07/25/2035		483	478
2.640% due 07/25/2035		785	800
2.686% due 02/25/2035		52	52
LB-UBS Commercial Mortgage Trust
5.387% due 02/15/2040		23,763	24,893
5.424% due 02/15/2040		12,354	12,731
Merrill Lynch Mortgage Trust
5.674% due 05/12/2039		9,840	9,915

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.879% due 06/12/2046	$10,695	$10,810
Morgan Stanley Capital Trust
5.319% due 12/15/2043	5,679	5,864
5.328% due 11/12/2041	4,326	4,414
5.332% due 12/15/2043	538	551
5.692% due 04/15/2049	5,395	5,614
RBSSP Resecuritization Trust
0.477% due 05/26/2037	168	167
0.694% due 09/26/2034	3,669	3,455
0.694% due 03/26/2036	1,758	1,739
0.694% due 04/26/2037	2,937	2,786
Residential Accredit Loans, Inc. Trust
0.407% due 04/25/2046	1,175	606
Structured Adjustable Rate Mortgage Loan Trust
2.584% due 02/25/2034	88	88
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	416	421
Wachovia Bank Commercial Mortgage Trust
0.407% due 04/15/2047	3,600	3,511
5.713% due 06/15/2049	6,000	6,235
5.720% due 05/15/2043	800	810
WaMu Mortgage Pass-Through Certificates Trust
0.507% due 01/25/2045	143	136
0.937% due 11/25/2034	1,568	1,497
1.222% due 02/25/2046	934	863
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036	436	420

Total Mortgage-Backed Securities (Cost $147,230)		147,099

ASSET-BACKED SECURITIES 1.0%
Ameriquest Mortgage Securities Trust
0.587% due 03/25/2036	100	86
Bear Stearns Asset-Backed Securities Trust
0.397% due 12/25/2036	1,487	1,360
0.607% due 12/25/2035	1,000	975
1.197% due 10/25/2037	413	389
BNC Mortgage Loan Trust
0.297% due 05/25/2037	799	771
Conseco Financial Corp.
6.220% due 03/01/2030	154	161
6.530% due 02/01/2031	2,948	2,976
First Franklin Mortgage Loan Trust
0.687% due 09/25/2035	1,317	1,289
First NLC Trust
0.902% due 12/25/2035	998	951
Home Equity Asset Trust
1.397% due 10/25/2033	728	701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.317% due 02/25/2037		$212	$103
Morgan Stanley ABS Capital, Inc. Trust
0.842% due 09/25/2035		500	440
Morgan Stanley Mortgage Loan Trust
0.557% due 04/25/2037		157	85
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.787% due 09/25/2035		1,000	895
Popular ABS Mortgage Pass-Through Trust
0.287% due 06/25/2047 ^		37	37
Residential Asset Mortgage Products Trust
1.847% due 11/25/2034		214	203
Structured Asset Investment Loan Trust
0.887% due 06/25/2035		1,000	982
Structured Asset Securities Corp. Mortgage Loan Trust
0.537% due 02/25/2036		1,000	901
0.647% due 11/25/2035		1,200	1,085
Wells Fargo Home Equity Asset-Backed Securities Trust
0.787% due 11/25/2035		1,500	1,378
1.247% due 10/25/2034		380	362

Total Asset-Backed Securities (Cost $14,636)			16,130

SOVEREIGN ISSUES 2.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		11,700	11,729
6.369% due 06/16/2018		3,300	3,317
Colombia Government International Bond
7.375% due 01/27/2017		2,000	2,157
Indonesia Government International Bond
5.125% due 01/15/2045		7,500	7,061
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	1,700	2,035
Mexico Government International Bond
4.750% due 03/08/2044		$4,600	4,382
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	955,000	6,885
4.500% due 07/03/2017		820,000	5,912
South Africa Government International Bond
6.875% due 05/27/2019		$300	335
Spain Government International Bond
2.750% due 10/31/2024	EUR	1,500	1,813

Total Sovereign Issues (Cost $49,755)			45,626

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.6%

CERTIFICATES OF DEPOSIT 2.2%
Intesa Sanpaolo SpA
1.701% due 04/11/2016	$35,400	$35,445

REPURCHASE AGREEMENTS (d) 0.2%
		2,748

U.S. TREASURY BILLS 0.2%
0.013% due 01/07/2016 - 02/04/2016 (a)(i)	2,947	2,946

Total Short-Term Instruments (Cost $41,095)		41,139

Total Investments in Securities (Cost $1,993,723)		2,013,717

MARKET VALUE (000S)
Total Investments 125.5% (Cost $1,993,723)	$2,013,717

Financial Derivative Instruments (f)(h) (0.4%) (Cost or Premiums, net $(5,926))	(6,745)

Other Assets and Liabilities, net (25.1%)	(402,547)

Net Assets 100.0%	$1,604,425

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
SSB	0.000%	10/30/2015	11/02/2015	$2,748	Fannie Mae 2.140% due 11/07/2022	$(2,804)	$2,748	$2,748

Total Repurchase Agreements						$(2,804)	$2,748	$2,748

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	(1.500%)	03/17/2015	TBD	(1)	$	(2,418)	$(2,395)
SGY	0.140%	10/08/2015	11/03/2015			(12,080)	(12,081)
	0.170%	10/19/2015	11/02/2015			(10,400)	(10,401)
	0.180%	10/16/2015	11/20/2015			(241,717)	(241,738)
	0.180%	10/22/2015	11/20/2015			(1,140)	(1,140)
	0.190%	10/21/2015	11/18/2015			(21,167)	(21,168)
	0.200%	10/26/2015	11/25/2015			(11,667)	(11,668)
	0.210%	10/20/2015	11/19/2015			(29,839)	(29,841)

Total Reverse Repurchase Agreements							$(330,432)

(1)	Open maturity reverse repurchase agreement.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	0.203%	10/22/2015	11/23/2015	$	(6,851)	$(6,764)
MSC	0.240%	10/27/2015	11/03/2015		(4,690)	(4,691)

Total Sale-Buyback Transactions						$(11,455)

(2)	The average amount of borrowings outstanding during the period ended October 31, 2015 was $280,130 at a weighted average interest rate of 0.206%.
(3)	Payable for sale buyback transactions include $12 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2015:

(e)	Securities with an aggregate market value of $338,890 have been pledged as collateral under the terms of the following master agreements as of October 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BRC	$0	$(2,395)	$0	$(2,395)	$2,369	$(26)
JPS	0	0	0	0	(140)	(140)
SGY	0	(328,037)	0	(328,037)	325,270	(2,767)
SSB	2,748	0	0	2,748	(2,804)	(56)

Master Securities Forward Transaction Agreement
BPG	0	0	(6,764)	(6,764)	6,690	(74)
MSC	0	0	(4,691)	(4,691)	4,561	(130)

Total Borrowings and Other Financing Transactions	$2,748	$(330,432)	$(11,455)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$108.000	11/20/2015	1,900	$16	$29
Put - CBOT U.S. Treasury 10-Year Note December Futures	109.000	11/20/2015	26	0	0
Put - CBOT U.S. Treasury 10-Year Note December Futures	109.500	11/20/2015	58	0	1
Put - CBOT U.S. Treasury 10-Year Note December Futures	115.000	11/20/2015	2,634	23	41

Total Purchased Options				$39	$71

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	Long	12/2015	51	$288	$0	$(52)
Euro-Bund 10-Year Bond December Futures	Short	12/2015	51	(185)	70	(6)
U.S. Treasury 10-Year Note December Futures	Long	12/2015	4,618	(2,261)	361	0

Total Futures Contracts				$(2,158)	$431	$(58)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	4,158	$264	$(14)	$5	$0
CDX.HY-25 5-Year Index	5.000%	12/20/2020		900	34	13	1	0

					$298	$(1)	$6	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	858,600	$(9,837)	$(5,745)	$88	$0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		286,700	5,983	324	164	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		250,500	(8,815)	(2,209)	0	(754)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		587,400	(23,327)	(38,971)	0	(5,060)
Pay	6-Month EUR-EURIBOR	4.000%	09/16/2019	EUR	4,000	682	79	0	(9)
Receive	6-Month EUR-EURIBOR	1.000%	03/16/2026		3,400	(3)	(42)	35	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,920,000	(3,470)	(1,789)	34	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,008,000	1,524	(813)	0	(4)
Pay	28-Day MXN-TIIE	7.780%	04/09/2019		91,800	539	(134)	0	(7)
Pay	28-Day MXN-TIIE	6.000%	06/07/2022		1,039,800	925	876	0	(102)
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		1,300,000	1,142	(386)	0	(192)
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		887,000	203	878	0	(132)
Pay	28-Day MXN-TIIE	5.805%	12/30/2024		82,900	(143)	(143)	0	(13)

						$(34,597)	$(48,075)	$321	$(6,273)

Total Swap Agreements						$(34,299)	$(48,076)	$327	$(6,273)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2015:

(g)	Securities with an aggregate market value of $67,895 and cash of $8,554 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$71	$431	$327	$829	$0	$(58)	$(6,273)	$(6,331)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2015		GBP	7,313	$		11,116	$0	$(158)
	11/2015	$		81,665		EUR	74,174	0	(100)
	12/2015		EUR	74,174	$		81,699	104	0

BRC	12/2015		THB	910,205			24,883	0	(679)
	12/2015	$		313		MXN	5,200	1	0

CBK	11/2015		INR	130,945	$		2,013	15	0
	12/2015	$		245		MXN	4,074	1	0
	12/2015			422		PLN	1,602	0	(8)

FBF	12/2015		MXN	284,129	$		16,690	0	(456)
	12/2015	$		1,103		MXN	18,177	0	(6)

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	12/2015		TWD	784,098	$		23,778	$0	$(376)

HUS	11/2015		JPY	21,485,314			179,194	1,143	0
	12/2015	$		311		MXN	5,149	0	0

JPM	11/2015		JPY	22,540,300	$		188,257	1,453	0
	11/2015	$		57,885		CNH	370,001	636	0
	11/2015			171,449		EUR	151,529	0	(4,820)
	12/2015			1,401		MXN	23,486	16	0
	01/2016		KRW	3,199,711	$		2,720	0	(79)
	10/2016		CNH	370,001			56,605	0	(564)

MSB	11/2015		AUD	37,360			26,036	0	(606)
	11/2015		CAD	7,784			5,873	0	(79)
	11/2015		EUR	225,703			252,708	4,514	0

NAB	11/2015	$		27,036		AUD	37,360	0	(395)
	11/2015			178,547		JPY	21,485,314	0	(496)
	12/2015		AUD	37,360	$		26,996	395	0
	12/2015		JPY	21,485,314			178,598	504	0

SCX	11/2015		CNH	460,160			70,837	0	(1,927)
	11/2015	$		11,191		GBP	7,313	83	0
	11/2015			153,388		JPY	18,430,000	0	(649)
	12/2015		GBP	7,313	$		11,189	0	(83)

UAG	11/2015	$		2,643		CNH	16,878	27	0
	12/2015			570		MXN	9,587	8	0
	01/2016			1,964		INR	130,491	5	0
	10/2016		CNH	16,878	$		2,585	0	(23)

Total Forward Foreign Currency Contracts								$8,905	$(11,504)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 11/01/2045	$80.000	11/05/2015	$ 49,000	$2	$0

Total Purchased Options					$2	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.250%	12/16/2015	$	60,000	$(111)	$(7)

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.250%	12/16/2015		28,800	(58)	(4)

JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.000%	12/16/2015		240,700	(529)	(148)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.050%	12/16/2015		540,800	(1,100)	(246)

							$(1,798)	$(405)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	12/21/2015	$165,000	$(912)	$(157)

MYC	Call - OTC 5-Year Interest Rate Swap (Effective 03/23/2021)	3-Month USD-LIBOR	Receive	2.550%	03/21/2016	820,100	(3,485)	(5,113)

							$(4,397)	$(5,270)

Total Written Options							$(6,195)	$(5,675)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$412,200	AUD	0	EUR	129,400	$(2,217)
Sales	3,182	2,266,300		101,774		429,500	(9,525)
Closing Buys	0	0		0		0	0
Expirations	(1,591)	(823,100)		(101,774)		(446,500)	4,915
Exercised	(1,591)	0		0		(112,400)	632

Balance at End of Period	0	$1,855,400	AUD	0	EUR	0	$(6,195)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.275%	$	2,000	$10	$5	$15	$0

BPS	Teck Resources Ltd.	1.000%	03/20/2019	9.057%		800	(23)	(154)	0	(177)

BRC	Ally Financial, Inc.	5.000%	03/20/2020	1.615%		20,500	3,478	(506)	2,972	0
	China Government International Bond	1.000%	09/20/2016	0.275%		6,000	31	15	46	0

CBK	United Kingdom Gilt	1.000%	06/20/2016	0.027%		33,500	416	(166)	250	0

DUB	Ally Financial, Inc.	5.000%	03/20/2020	1.615%		10,000	1,809	(359)	1,450	0
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.456%	EUR	4,000	106	(25)	81	0
	France Government International Bond	0.250%	03/20/2016	0.081%	$	31,100	(1,104)	1,134	30	0

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Brazil Government International Bond	1.000%	03/20/2018	3.595%	$	1,200	$(14)	$(56)	$0	$(70)
	California State General Obligation Bonds, Series 2003	1.630%	12/20/2018	0.537%		3,300	0	117	117	0
	California State General Obligation Bonds, Series 2003	1.650%	12/20/2018	0.537%		25,000	0	904	904	0
	China Government International Bond	1.000%	06/20/2019	0.745%		25,000	370	(114)	256	0
	France Government International Bond	0.250%	03/20/2016	0.081%		25,900	(866)	891	25	0

JPM	Brazil Government International Bond	1.000%	12/20/2017	3.449%		12,000	0	(593)	0	(593)
	China Government International Bond	1.000%	06/20/2019	0.745%		50,000	740	(227)	513	0

MYC	China Government International Bond	1.000%	06/20/2019	0.745%		25,000	370	(114)	256	0
	France Government International Bond	0.250%	09/20/2016	0.081%		22,300	(1,053)	1,094	41	0

							$4,270	$1,846	$6,956	$(840)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	$34,200	$(63)	$155	$92	$0
GST	MCDX-25 5-Year Index	1.000%	12/20/2020	38,300	(71)	174	103	0
MYC	MCDX-24 10-Year Index	1.000%	06/20/2025	42,800	(1,448)	297	0	(1,151)

					$(1,582)	$626	$195	$(1,151)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	6-Month AUD-BBR-BBSW	5.000%	12/15/2015	AUD	188,640	$(2,460)	$4,331	$1,871	$0

Total Swap Agreements							$228	$6,803	$9,022	$(1,991)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2015:

(i)	Securities with an aggregate market value of $13,624 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$104	$0	$15	$119	$(258)	$(7)	$0	$(265)	$(146)	$82	$(64)
BPS	0	0	0	0	0	0	(177)	(177)	(177)	271	94
BRC	1	0	3,018	3,019	(679)	0	0	(679)	2,340	(2,290)	50
CBK	16	0	342	358	(8)	0	0	(8)	350	(258)	92
DUB	0	0	3,432	3,432	0	(157)	0	(157)	3,275	(3,540)	(265)
FBF	0	0	0	0	(462)	0	0	(462)	(462)	549	87
GLM	0	0	0	0	(376)	0	0	(376)	(376)	280	(96)
GST	0	0	1,405	1,405	0	(4)	(70)	(74)	1,331	(1,050)	281
HUS	1,143	0	0	1,143	0	0	0	0	1,143	(1,810)	(667)
JPM	2,105	0	513	2,618	(5,463)	(394)	(593)	(6,450)	(3,832)	3,728	(104)
MSB	4,514	0	0	4,514	(685)	0	0	(685)	3,829	(4,680)	(851)
MYC	0	0	297	297	0	(5,113)	(1,151)	(6,264)	(5,967)	6,060	93
NAB	899	0	0	899	(891)	0	0	(891)	8	0	8
SCX	83	0	0	83	(2,659)	0	0	(2,659)	(2,576)	2,655	79
UAG	40	0	0	40	(23)	0	0	(23)	17	0	17

Total Over the Counter	$8,905	$0	$9,022	$17,927	$(11,504)	$(5,675)	$(1,991)	$(19,170)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$71	$71
Futures	0	0	0	0	431	431
Swap Agreements	0	6	0	0	321	327

	$0	$6	$0	$0	$823	$829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,905	$0	$8,905
Swap Agreements	0	7,151	0	0	1,871	9,022

	$0	$7,151	$0	$8,905	$1,871	$17,927

	$0	$7,157	$0	$8,905	$2,694	$18,756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	6,273	6,273

	$0	$0	$0	$0	$6,331	$6,331

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,504	$0	$11,504
Written Options	0	405	0	0	5,270	5,675
Swap Agreements	0	1,991	0	0	0	1,991

	$0	$2,396	$0	$11,504	$5,270	$19,170

	$0	$2,396	$0	$11,504	$11,601	$25,501

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$455	$455
Futures	0	0	0	0	14,349	14,349
Swap Agreements	0	228	0	0	(69,041)	(68,813)

	$0	$228	$0	$0	$(54,237)	$(54,009)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,943	$0	$111,943
Purchased Options	0	0	0	0	(4)	(4)
Written Options	0	1,641	0	2,327	492	4,460
Swap Agreements	0	4,520	0	0	4,336	8,856

	$0	$6,161	$0	$114,270	$4,824	$125,255

	$0	$6,389	$0	$114,270	$(49,413)	$71,246

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	(4,043)	(4,043)
Swap Agreements	0	(99)	0	0	(12,596)	(12,695)

	$0	$(99)	$0	$0	$(16,608)	$(16,707)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,538)	$0	$(21,538)
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	1,196	0	(848)	(872)	(524)
Swap Agreements	0	(2,655)	0	0	(4,472)	(7,127)

	$0	$(1,459)	$0	$(22,386)	$(5,346)	$(29,191)

	$0	$(1,558)	$0	$(22,386)	$(21,954)	$(45,898)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,531	$0	$12,531
Corporate Bonds & Notes
Banking & Finance	0	668,350	11,193	679,543
Industrials	0	202,235	1,096	203,331
Utilities	0	153,286	0	153,286
Municipal Bonds & Notes
California	0	11,366	0	11,366
Illinois	0	2,420	0	2,420
New York	0	2,739	0	2,739
U.S. Government Agencies	0	80,180	0	80,180
U.S. Treasury Obligations	0	618,327	0	618,327
Mortgage-Backed Securities	0	147,099	0	147,099
Asset-Backed Securities	0	16,130	0	16,130
Sovereign Issues	0	45,626	0	45,626
Short-Term Instruments
Certificates of Deposit	0	35,445	0	35,445
Repurchase Agreements	0	2,748	0	2,748
U.S. Treasury Bills	0	2,946	0	2,946

Total Investments	$0	$2,001,428	$12,289	$2,013,717

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$431	$398	$0	$829
Over the counter	0	17,927	0	17,927
	$431	$18,325	$0	$18,756

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(58)	(6,273)	0	(6,331)
Over the counter	0	(19,170)	0	(19,170)
	$(58)	$(25,443)	$0	$(25,501)

Totals	$373	$1,994,310	$12,289	$2,006,972

There were no significant transfers between Levels 1 and 2 during the period ended October 31, 2015. There were assets and liabilities valued at $24,957 transferred from Level 3 to Level 2 during the period ended October 31, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended October 31, 2015.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.0%

CORPORATE BONDS & NOTES 97.5%

BANKING & FINANCE 37.8%
Abbey National Treasury Services PLC
2.350% due 09/10/2019	$100	$101
Ally Financial, Inc.
2.750% due 01/30/2017	100	101
American Express Credit Corp.
2.800% due 09/19/2016	95	97
American Tower Corp.
2.800% due 06/01/2020 (c)	400	399
Banco Bradesco S.A.
4.500% due 01/12/2017	200	202
Banco Santander Brasil S.A.
4.250% due 01/14/2016	100	100
Bank of America Corp.
6.500% due 08/01/2016	75	78
BBVA Banco Continental S.A.
2.250% due 07/29/2016 (c)	400	404
BOC Aviation Pte. Ltd.
3.875% due 05/09/2019	294	302
Cantor Fitzgerald LP
6.500% due 06/17/2022	200	210
CIT Group, Inc.
4.250% due 08/15/2017	95	97
Credit Agricole S.A.
1.302% due 06/10/2020 (c)	400	400
DBS Bank Ltd.
3.625% due 09/21/2022 (c)	400	410
Eksportfinans ASA
2.375% due 05/25/2016	450	452
5.500% due 05/25/2016	100	102
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.139% due 03/20/2017	100	99
5.125% due 01/21/2016	100	101
First Horizon National Corp.
5.375% due 12/15/2015	75	75
Ford Motor Credit Co. LLC
1.259% due 01/09/2018 (c)	200	199
General Motors Financial Co., Inc.
3.000% due 09/25/2017	200	202
4.750% due 08/15/2017	600	624
Goldman Sachs Group, Inc.
1.925% due 11/29/2023 (c)	900	910
HSBC Finance Corp.
0.754% due 06/01/2016 (c)	255	255
5.500% due 01/19/2016 (c)	145	146
Hypothekenbank Frankfurt AG
0.139% due 09/20/2017	100	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.750% due 05/15/2016	$125	$127
Intesa Sanpaolo SpA
2.375% due 01/13/2017	400	402
JPMorgan Chase & Co.
1.529% due 10/29/2020	75	75
KEB Hana Bank
1.375% due 02/05/2016	200	200
Kookmin Bank
1.198% due 01/27/2017	200	201
LeasePlan Corp. NV
2.500% due 05/16/2018 (c)	180	179
2.875% due 01/22/2019	200	199
Lloyds Bank PLC
1.750% due 05/14/2018 (c)	400	401
Macquarie Bank Ltd.
1.600% due 10/27/2017 (c)	300	299
4.875% due 06/10/2025	200	199
Macquarie Group Ltd.
3.000% due 12/03/2018	100	101
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.875% due 10/17/2016 (c)	400	402
RCI Banque S.A.
4.600% due 04/12/2016 (c)	300	304
Royal Bank of Scotland PLC
9.500% due 03/16/2022	200	219
Synchrony Financial
1.564% due 02/03/2020 (c)	400	395
1.875% due 08/15/2017	100	100
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	300	301
UOB Cayman Ltd.
5.796% due 03/15/2016 (b)	100	101
Weyerhaeuser Co.
6.950% due 08/01/2017 (c)	150	162
Woori Bank
4.750% due 01/20/2016	100	101

		10,633

INDUSTRIALS 47.8%
AbbVie, Inc.
2.500% due 05/14/2020 (c)	400	396
Actavis Funding SCS
1.591% due 03/12/2020 (c)	400	396
Amgen, Inc.
2.125% due 05/15/2017	95	96
Anadarko Petroleum Corp.
5.950% due 09/15/2016	90	93
AP Moeller - Maersk A/S
2.550% due 09/22/2019	400	399

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aviation Capital Group Corp.
6.750% due 04/06/2021	$250	$283
Boston Scientific Corp.
3.375% due 05/15/2022 (c)	300	301
CCO Safari LLC
4.464% due 07/23/2022	200	203
ConocoPhillips Co.
1.221% due 05/15/2022 (c)	200	200
Crown Castle Towers LLC
3.222% due 05/15/2042	300	295
CVS Health Corp.
3.500% due 07/20/2022	200	207
Daimler Finance North America LLC
2.700% due 08/03/2020 (c)	500	501
DISH DBS Corp.
7.125% due 02/01/2016	50	51
eBay, Inc.
0.809% due 08/01/2019 (c)	400	389
Enbridge, Inc.
0.779% due 06/02/2017 (c)	150	147
Energy Transfer Partners LP
9.000% due 04/15/2019 (c)	200	234
Express Scripts Holding Co.
2.250% due 06/15/2019	100	100
3.125% due 05/15/2016	95	96
Forest Laboratories LLC
4.375% due 02/01/2019 (c)	100	105
Georgia-Pacific LLC
5.400% due 11/01/2020 (c)	400	445
Glencore Funding LLC
1.700% due 05/27/2016 (c)	400	394
HCA, Inc.
6.500% due 02/15/2016	80	81
7.190% due 11/15/2015	75	75
Hyundai Capital America
1.450% due 02/06/2017 (c)	50	50
2.125% due 10/02/2017	100	100
Imperial Tobacco Finance PLC
2.050% due 07/20/2018	400	400
2.950% due 07/21/2020 (c)	400	402
Kansas City Southern de Mexico S.A. de C.V.
1.023% due 10/28/2016	225	223
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	30	31
Kinder Morgan, Inc.
7.250% due 06/01/2018	200	219
Korea National Oil Corp.
4.000% due 10/27/2016 (c)	200	205
Korea Water Resources Corp.
2.000% due 04/16/2018	400	400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	$200	$191
Marathon Oil Corp.
6.000% due 10/01/2017	250	267
Masco Corp.
6.125% due 10/03/2016	100	104
Mylan, Inc.
1.350% due 11/29/2016	450	446
Pearson Funding PLC
4.000% due 05/17/2016 (c)	400	406
Pioneer Natural Resources Co.
6.875% due 05/01/2018 (c)	100	109
QUALCOMM, Inc.
3.000% due 05/20/2022 (c)	200	198
Reynolds American, Inc.
4.000% due 06/12/2022	200	210
7.750% due 06/01/2018	150	170
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	200	194
Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022 (c)	200	203
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	200	203
SK Telecom Co. Ltd.
2.125% due 05/01/2018	200	201
Southwestern Energy Co.
4.050% due 01/23/2020	100	97
7.500% due 02/01/2018 (c)	100	106
Thermo Fisher Scientific, Inc.
3.200% due 03/01/2016	95	96
Time Warner Cable, Inc.
8.250% due 04/01/2019 (c)	300	350
Tyson Foods, Inc.
2.650% due 08/15/2019 (c)	50	50
UAL Pass-Through Trust
9.750% due 07/15/2018	158	169
Universal Health Services, Inc.
3.750% due 08/01/2019	100	102
USG Corp.
6.300% due 11/15/2016	95	99
7.875% due 03/30/2020	200	212
Volkswagen International Finance NV
0.764% due 11/18/2016	400	390
Weatherford International Ltd.
5.500% due 02/15/2016 (c)	340	340
Williams Partners LP
3.600% due 03/15/2022 (c)	400	362
Woodside Finance Ltd.
8.750% due 03/01/2019 (c)	400	468

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Macau Ltd.
5.250% due 10/15/2021	$200	$184

		13,444

UTILITIES 11.9%
AT&T, Inc.
1.257% due 06/30/2020 (c)	300	298
BellSouth Corp.
4.821% due 04/26/2021 (c)	400	407
Electricite de France S.A.
0.777% due 01/20/2017	30	30
FirstEnergy Corp.
2.750% due 03/15/2018	200	200
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	150	158
Korea Western Power Co. Ltd.
3.125% due 05/10/2017 (c)	200	204
KT Corp.
2.625% due 04/22/2019	200	203
Laclede Group, Inc.
1.071% due 08/15/2017 (c)	305	304
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	200	201
Orange S.A.
2.750% due 02/06/2019 (c)	50	51
Petrobras Global Finance BV
1.953% due 05/20/2016	100	98
3.250% due 03/17/2017	250	239
Sprint Communications, Inc.
6.000% due 12/01/2016	300	304
Telstra Corp. Ltd.
3.125% due 04/07/2025	100	98
Verizon Communications, Inc.
1.867% due 09/15/2016	100	101
4.500% due 09/15/2020 (c)	400	435

		3,331

Total Corporate Bonds & Notes (Cost $27,550)		27,408

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
1.660% due 09/25/2022	59	60
3.000% due 03/01/2042 (c)	264	268
Freddie Mac
4.196% due 01/15/2022	36	38

Total U.S. Government Agencies (Cost $358)		366

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 20.7%
American Home Mortgage Investment Trust
0.777% due 02/25/2045		$22	$22
BAMLL Commercial Mortgage Securities Trust
0.996% due 06/15/2028		100	100
BAMLL Re-REMIC Trust
5.383% due 11/15/2016		276	281
Banc of America Funding Trust
0.494% due 02/20/2035		32	30
BCAP LLC Trust
0.354% due 03/26/2037		55	55
2.807% due 07/26/2036		25	25
Bear Stearns Adjustable Rate Mortgage Trust
2.249% due 04/25/2033		60	60
2.729% due 01/25/2034		16	16
2.768% due 11/25/2034		114	113
Citigroup Mortgage Loan Trust, Inc.
2.730% due 10/25/2035		20	20
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		500	512
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		237	242
Credit Suisse First Boston Mortgage Securities Corp.
2.230% due 06/25/2033		38	38
5.362% due 05/15/2036		500	544
6.500% due 04/25/2033		152	156
Credit Suisse Mortgage Capital Certificates
2.191% due 06/26/2037		42	42
2.618% due 08/27/2037		36	36
2.718% due 09/27/2036		100	100
5.467% due 05/26/2037		35	35
Eurosail PLC
0.889% due 06/13/2045	GBP	257	392
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017		$16	16
First Republic Mortgage Loan Trust
0.546% due 11/15/2031		63	61
GSR Mortgage Loan Trust
2.602% due 08/25/2033		351	351
2.715% due 09/25/2035		17	17
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		81	83
JPMorgan Mortgage Trust
2.561% due 09/25/2034		17	17
2.575% due 02/25/2034		84	86
2.663% due 04/25/2035		561	561
2.686% due 02/25/2035		10	10
JPMorgan Resecuritization Trust
2.231% due 07/27/2037		17	17
2.895% due 01/27/2047		25	25

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset Securitization Trust
5.500% due 09/25/2033		$25	$26
MASTR Seasoned Securitization Trust
6.248% due 09/25/2017		43	44
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.609% due 10/20/2029		23	23
Merrill Lynch Mortgage Investors Trust
0.657% due 04/25/2029		16	16
0.837% due 10/25/2028		11	11
2.473% due 02/25/2035		333	336
Morgan Stanley Mortgage Loan Trust
2.555% due 11/25/2034		25	26
Residential Accredit Loans, Inc. Trust
0.637% due 06/25/2034		94	93
Selkirk Ltd.
1.860% due 12/20/2041		77	77
Sequoia Mortgage Trust
0.897% due 10/19/2026		177	174
0.954% due 10/20/2027		26	25
Structured Asset Mortgage Investments Trust
0.777% due 07/19/2034		96	95
0.857% due 09/19/2032		24	24
7.823% due 06/25/2029		12	13
Structured Asset Securities Corp. Mortgage Loan Trust
0.797% due 10/25/2027		21	21
Structured Asset Securities Corp. Trust
2.661% due 10/28/2035 ^		5	5
Thornburg Mortgage Securities Trust
0.837% due 09/25/2043		15	15
2.216% due 04/25/2045		65	64
Vulcan European Loan Conduit Ltd.
0.256% due 05/15/2017	EUR	7	8
Wachovia Bank Commercial Mortgage Trust
0.407% due 04/15/2047		$300	293
5.558% due 03/15/2045		10	10
WaMu Mortgage Pass-Through Certificates Trust
0.487% due 10/25/2045		64	59
0.597% due 06/25/2044		47	43
0.937% due 11/25/2034		127	121
1.622% due 06/25/2042		16	16
Wells Fargo Mortgage-Backed Securities Trust
2.693% due 12/25/2034		6	6
2.736% due 10/25/2033		93	94

Total Mortgage-Backed Securities (Cost $5,748)			5,801

ASSET-BACKED SECURITIES 14.8%
ACS Pass-Through Trust
0.504% due 06/14/2037		189	183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aegis Asset-Backed Securities Trust
0.467% due 12/25/2035		$19	$18
Amortizing Residential Collateral Trust
1.197% due 10/25/2034		467	460
Apidos Quattro CDO
0.567% due 01/20/2019		2	2
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.237% due 04/25/2034		101	96
Babson CLO Ltd.
1.561% due 05/15/2023		300	299
Bear Stearns Asset-Backed Securities Trust
0.997% due 10/27/2032		48	46
Chase Funding Trust
0.937% due 10/25/2032		73	68
Cordatus CLO PLC
0.283% due 01/30/2024	EUR	368	398
Delta Funding Home Equity Loan Trust
1.016% due 09/15/2029		$8	7
Exeter Automobile Receivables Trust
1.060% due 08/15/2018		44	44
Golden Knight CDO Ltd.
0.561% due 04/15/2019		24	24
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		250	250
KVK CLO Ltd.
1.691% due 07/15/2023		353	352
National Collegiate Student Loan Trust
0.437% due 11/27/2028		75	74
OneMain Financial Issuance Trust
2.570% due 07/18/2025		300	300
Race Point CLO Ltd.
1.637% due 12/15/2022		43	43
Renaissance Home Equity Loan Trust
0.697% due 12/25/2033		8	8
Residential Mortgage Loan Trust
1.697% due 09/25/2029		8	8
Saturn CLO Ltd.
0.539% due 05/13/2022		102	101
SMB Private Education Loan Trust
1.196% due 06/15/2027		400	398
Symphony CLO LP
1.419% due 01/09/2023		245	243
Symphony CLO Ltd.
1.586% due 07/23/2023		250	250
Venture CLO Ltd.
1.609% due 11/14/2022		500	495

Total Asset-Backed Securities (Cost $4,162)			4,167

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.2%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (a)	BRL	3,500	$827
Export-Import Bank of Korea
5.375% due 10/04/2016 (c)		$150	156
Korea Development Bank
3.250% due 03/09/2016		100	101
3.250% due 09/20/2016		100	102

Total Sovereign Issues (Cost $1,259)			1,186

SHORT-TERM INSTRUMENTS 4.5%

COMMERCIAL PAPER 1.4%
ENI Finance USA, Inc.
1.350% due 06/10/2016		400	398

SHORT-TERM NOTES 3.1%
Czech Republic Ministry of Finance Bill
0.010% due 12/04/2015 - 02/12/2016	CZK	4,000	162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Home Loan Bank
0.030% due 11/04/2015	$700	$700

		862

Total Short-Term Instruments (Cost $1,263)		1,260

Total Investments in Securities (Cost $40,340)		40,188

Total Investments 143.0% (Cost $40,340)		$40,188

Financial Derivative Instruments (d)(e) 0.4% (Cost or Premiums, net $(134))		90

Other Assets and Liabilities, net (43.4%)		(12,178)

Net Assets 100.0%		$28,100

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPG	0.630%	10/05/2015	01/05/2016	$	(1,833)	$(1,834)
	0.630%	10/06/2015	01/06/2016		(1,850)	(1,851)
	0.630%	10/20/2015	01/20/2016		(1,283)	(1,283)
	0.630%	10/21/2015	01/21/2016		(1,522)	(1,523)
	0.650%	10/13/2015	01/13/2016		(656)	(656)
	0.650%	10/23/2015	01/25/2016		(1,497)	(1,497)
	0.660%	10/15/2015	01/15/2016		(2,724)	(2,725)
FOB	0.400%	10/08/2015	11/09/2015		(238)	(238)
GSC	0.340%	10/19/2015	11/19/2015		(261)	(261)
SOG	0.510%	10/16/2015	11/04/2015		(441)	(441)
	0.510%	10/16/2015	11/19/2015		(587)	(587)
	0.560%	10/08/2015	11/05/2015		(329)	(329)

Total Reverse Repurchase Agreements						$(13,225)

(1)

As of October 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended October 31, 2015 was $9,695 at a weighted average interest rate of 0.414%.

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of October 31, 2015:

(c)	Securities with an aggregate market value of $13,796 have been pledged as collateral under the terms of the following master agreements as of October 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BPG	$0	$(11,369)	$0	$(11,369)	$11,864	$495
FOB	0	(238)	0	(238)	250	12
GSC	0	(261)	0	(261)	268	7
SOG	0	(1,357)	0	(1,357)	1,414	57

Total Borrowings and Other Financing Transactions	$0	$(13,225)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$98.750	12/19/2016	78	$(73)	$(74)
Put - CME 90-Day Eurodollar December Futures	98.750	12/19/2016	78	(44)	(27)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10	(7)	(15)

				$(124)	$(116)

Total Written Options				$(124)	$(116)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2018	50	$21	$0	$(9)
90-Day Eurodollar March Futures	Short	03/2018	46	(19)	0	0
90-Day Eurodollar September Futures	Short	09/2018	36	3	0	(1)
Australia Government 3-Year Note December Futures	Long	12/2015	41	10	0	(2)
U.S. Treasury 5-Year Note December Futures	Short	12/2015	11	7	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	75	(25)	17	(1)

Total Futures Contracts				$(3)	$17	$(13)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.000%	12/15/2017	CAD	6,800	$3	$(3)	$0	$(3)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020	$	4,100	(185)	(71)	0	(1)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022		1,300	(29)	(34)	0	(2)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		1,100	(63)	(33)	0	(2)
Pay	3-Month USD-LIBOR	2.150%	03/02/2025		3,600	47	35	10	0
Receive	3-Month USD-LIBOR	3.000%	07/13/2025		3,600	(336)	(355)	0	(10)
Pay	28-Day MXN-TIIE	4.195%	10/05/2017	MXN	48,000	0	0	0	(1)

						$(563)	$(461)	$10	$(19)

Total Swap Agreements						$(563)	$(461)	$10	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2015:

Cash of $516 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$17	$10	$27	$(116)	$(13)	$(19)	$(148)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2015		JPY	45,300	$		376	$1	$0
	11/2015	$		549		AUD	788	13	0
	11/2015			587		EUR	525	0	(9)
	11/2015			449		GBP	293	3	0
	11/2015			582		JPY	70,400	1	0
	12/2015		CZK	1,001	$		41	1	0
	12/2015		GBP	293			449	0	(3)
	12/2015		MXN	316			19	0	0

BPS	01/2016		BRL	2,300			700	116	0

DUB	02/2016		CZK	3,007			127	4	0
	07/2016		BRL	1,000			303	63	0

GLM	11/2015		EUR	12			13	0	0
	11/2015	$		14		EUR	13	0	0

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	11/2015		AUD	1,616	$		1,171	$19	$0
	11/2015		CAD	15			12	0	0
	11/2015		EUR	383			427	6	0
	11/2015		GBP	18			27	0	0
	11/2015		JPY	101,300			847	8	0
	11/2015	$		20		EUR	18	0	(1)
	11/2015			59		GBP	38	0	0
	01/2016			582		BRL	2,300	2	0
	07/2016		BRL	2,500	$		598	0	(2)

MSB	11/2015		EUR	1,512			1,671	8	0
	11/2015		GBP	313			475	0	(8)
	11/2015		JPY	126,423			1,053	5	0

NAB	11/2015	$		1,051		JPY	126,423	0	(3)
	12/2015		JPY	126,423	$		1,051	3	0

Total Forward Foreign Currency Contracts								$253	$(26)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC EUR versus GBP	GBP	0.690	11/04/2015	EUR	502	$6	$0

Total Purchased Options							$6	$0

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus GBP	GBP	0.650	11/04/2015	EUR	502	$(1)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.920%	03/01/2016	$2,600	$(10)	$(10)

Total Written Options							$(11)	$(10)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$	11,965	EUR	0	$(18)
Sales	238		50,000		502	(265)
Closing Buys	(72)		(53,965)		0	144
Expirations	0		0		0	0
Exercised	0		(5,400)		0	4

Balance at End of Period	166	$	2,600	EUR	502	$(135)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	09/20/2020	1.454%	$	300	$(5)	$(1)	$0	$(6)

GST	Volvo Treasury AB	1.000%	09/20/2020	1.026%	EUR	100	0	0	0	0

							$(5)	$(1)	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$2	$0	$0	$0	$0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	2	0	0	0	0

					$0	$0	$0	$0

Total Swap Agreements					$(5)	$(1)	$0	$(6)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$19	$0	$0	$19	$(12)	$0	$0	$(12)	$7	$0	$7
BPS	116	0	0	116	0	0	(6)	(6)	110	0	110
DUB	67	0	0	67	0	0	0	0	67	0	67
GLM	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
JPM	35	0	0	35	(3)	0	0	(3)	32	0	32
MSB	13	0	0	13	(8)	0	0	(8)	5	0	5
NAB	3	0	0	3	(3)	0	0	(3)	0	0	0

Total Over the Counter	$253	$0	$0	$253	$(26)	$(10)	$(6)	$(42)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$27	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253	$0	$253

	$0	$0	$0	$253	$27	$280

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$115	$115
Futures	0	0	0	0	13	13
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$0	$148	$148

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26
Written Options	0	0	0	0	10	10
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$26	$10	$42

	$0	$6	$0	$26	$158	$190

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	(63)	(63)
Swap Agreements	0	0	0	0	275	275

	$0	$0	$0	$0	$226	$226

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26)	$0	$(26)
Purchased Options	0	0	0	0	(11)	(11)
Written Options	0	0	0	0	33	33
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$(26)	$22	$1

	$0	$5	$0	$(26)	$248	$227

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	(452)	(452)

	$0	$0	$0	$0	$(443)	$(443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215
Purchased Options	0	0	0	(6)	8	2
Written Options	0	0	0	1	(9)	(8)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$0	$210	$(1)	$208

	$0	$(1)	$0	$210	$(444)	$(235)

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,633	$0	$10,633
Industrials	0	13,275	169	13,444
Utilities	0	3,331	0	3,331
U.S. Government Agencies	0	366	0	366
Mortgage-Backed Securities	0	5,724	77	5,801
Asset-Backed Securities	0	4,167	0	4,167
Sovereign Issues	0	1,186	0	1,186
Short-Term Instruments
Commercial Paper	0	398	0	398
Short-Term Notes	0	862	0	862

Total Investments	$0	$39,942	$246	$40,188

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	17	10	0	27
Over the counter	0	253	0	253
	$17	$263	$0	$280

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(129)	(19)	0	(148)
Over the counter	0	(42)	0	(42)
	$(129)	$(61)	$0	$(190)

Totals	$(112)	$40,144	$246	$40,278

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	59

Schedule of Investments PIMCO Fixed Income SHares: Series M

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.1%

CORPORATE BONDS & NOTES 45.0%

BANKING & FINANCE 25.9%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		$17,800	$18,645
Ally Financial, Inc.
2.750% due 01/30/2017		100	101
American International Group, Inc.
6.250% due 05/01/2036		6,000	7,227
Banco Santander Brasil S.A.
4.250% due 01/14/2016		6,800	6,800
Banco Santander Chile
3.875% due 09/20/2022		5,000	5,074
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		46,000	46,920
Bank of America Corp.
5.700% due 01/24/2022		20,000	22,908
Banque PSA Finance S.A.
5.750% due 04/04/2021		17,700	18,781
Barclays Bank PLC
7.625% due 11/21/2022		5,000	5,719
7.750% due 04/10/2023		2,600	2,827
10.000% due 05/21/2021	GBP	17,200	34,073
10.179% due 06/12/2021		$12,280	16,153
14.000% due 06/15/2019 (b)	GBP	3,500	7,008
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$80,087	80,888
BPCE S.A.
4.500% due 03/15/2025		5,300	5,227
4.625% due 07/11/2024		14,300	14,275
CIT Group, Inc.
4.250% due 08/15/2017		7,000	7,175
5.000% due 05/15/2017		100	103
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,292
Credit Suisse AG
6.500% due 08/08/2023		14,100	15,470
General Motors Financial Co., Inc.
4.250% due 05/15/2023		10,930	11,131
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	8,791
HSBC Finance Corp.
6.676% due 01/15/2021		15,900	18,515
Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,653
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		7,900	7,505
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (c)		17,257	15,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		$1,500	$1,710
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		10,000	10,980
Qatari Diar Finance Co.
5.000% due 07/21/2020		2,000	2,251
Rabobank Group
8.400% due 06/29/2017 (b)		11,700	12,698
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		4,950	5,074
Springleaf Finance Corp.
5.400% due 12/01/2015		100	100

			419,491

INDUSTRIALS 12.5%
Activision Blizzard, Inc.
5.625% due 09/15/2021		4,000	4,241
Aviation Capital Group Corp.
6.750% due 04/06/2021		9,800	11,099
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		11,250	11,730
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,179
CSC Holdings LLC
7.625% due 07/15/2018		$2,200	2,340
7.875% due 02/15/2018		7,340	7,799
CVS Pass-Through Trust
7.507% due 01/10/2032		6,963	8,521
Domtar Corp.
6.750% due 02/15/2044		700	708
Dynegy, Inc.
6.750% due 11/01/2019		7,350	7,368
7.375% due 11/01/2022		5,850	5,915
7.625% due 11/01/2024		1,925	1,939
Fiat Chrysler Finance Europe
7.000% due 03/23/2017	EUR	4,300	5,044
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		$5,000	5,762
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,453
8.000% due 01/15/2024		4,200	5,393
Gerdau Trade, Inc.
5.750% due 01/30/2021		2,000	1,854
HCA, Inc.
5.875% due 03/15/2022		5,000	5,513
6.500% due 02/15/2020		10,300	11,549
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		10,500	10,946
6.850% due 02/15/2020		5,000	5,465

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
4.375% due 04/01/2021		$10,000	$11,010
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		6,865	7,371
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		3,870	3,947
7.875% due 08/15/2019		1,900	1,978
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,800	3,791
Southwestern Energy Co.
4.100% due 03/15/2022		12,300	10,521
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,500	4,162
6.625% due 02/15/2021		1,500	1,729
6.750% due 08/15/2024		6,000	7,274
Wind Acquisition Finance S.A.
4.000% due 07/15/2020		28,200	31,592

			203,193

UTILITIES 6.6%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	3,276
6.500% due 11/30/2072		$4,000	4,255
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		12,810	11,481
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	203
6.212% due 11/22/2016		4,750	4,929
8.146% due 04/11/2018		15,500	16,825
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		164	82
Petrobras Global Finance BV
5.375% due 01/27/2021		3,800	3,102
6.250% due 03/17/2024		47,600	38,244
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	15,751
6.625% due 06/15/2035		$9,200	9,097

			107,245

Total Corporate Bonds & Notes (Cost $756,093)			729,929

MUNICIPAL BONDS & NOTES 21.4%

CALIFORNIA 11.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		11,000	14,341
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040		1,300	1,705
7.043% due 04/01/2050		14,000	19,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	$15,000	$17,930
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	12,000	14,558
7.950% due 03/01/2036	21,850	26,132
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	7,200	9,332
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	2,071
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,800	2,385
7.618% due 08/01/2040	12,300	16,839
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	5,295	5,940
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	6,500	7,870
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,000	1,359
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	204	257
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	4,440
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	3,500	4,124
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	6,500	8,488
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	5,100	6,161
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	1,550	1,796
7.021% due 08/01/2040	3,250	3,774
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,649
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	2,400	2,639

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	$6,400	$7,496
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,350	3,827

		185,452

ILLINOIS 0.9%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,100	10,750
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	900	958
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	2,200	2,755

		14,463

MASSACHUSETTS 0.1%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	750	837

MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,250	1,464

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	1,335	1,412

NEW YORK 5.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	3,500	4,209
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	12,000	15,637
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	6,730	7,382
4.525% due 11/01/2022	14,400	15,889
5.932% due 11/01/2036	13,900	15,660

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	$5,000	$5,762
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.124% due 06/15/2042	3,000	3,381
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	400	470
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	4,000	4,577
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	3,039
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	5,200	6,014

		82,020

OHIO 1.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	10,100	14,500
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,215

		15,715

PENNSYLVANIA 0.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	681
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,708

		10,389

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	130

WASHINGTON 0.5%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	6,800	8,386

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$29,980	$26,304

Total Municipal Bonds & Notes (Cost $309,263)		346,572

U.S. GOVERNMENT AGENCIES 46.6%
Fannie Mae
0.407% due 10/27/2037	4,985	4,959
0.647% due 08/25/2021	11	11
2.040% due 05/01/2034	116	119
2.093% due 12/01/2034	88	93
2.100% due 11/01/2032	14	14
2.143% due 05/01/2028	83	87
2.213% due 10/01/2032	21	22
2.283% due 01/01/2033	56	59
2.345% due 09/01/2027	50	51
2.376% due 05/01/2033	106	113
2.465% due 09/01/2032	10	10
2.500% due 05/01/2017	6	6
2.519% due 06/01/2020	11	11
2.675% due 10/01/2034	136	136
2.750% due 05/01/2018	15	15
2.758% due 01/01/2018	9	9
3.000% due 11/01/2030 - 12/01/2045	259,000	263,793
3.291% due 03/25/2041	18	19
3.500% due 11/01/2030 - 01/01/2046	48,000	49,913
3.706% due 05/25/2042	16	17
4.000% due 11/25/2019 - 01/01/2046	235,256	249,924
4.500% due 11/25/2026 - 12/01/2045	131,492	142,357
5.000% due 11/01/2033 - 11/01/2045	33,000	36,380
6.000% due 08/01/2022 - 12/01/2023	136	147
6.500% due 01/01/2025 - 12/01/2028	55	62
7.000% due 11/01/2038	84	97
7.010% due 08/01/2022	40	41
11.000% due 07/15/2020	18	18
Freddie Mac
0.646% due 08/15/2029 - 12/15/2031	55	56
0.696% due 09/15/2030	6	6
0.746% due 03/15/2032	8	8
0.846% due 03/15/2020 - 02/15/2024	234	241
1.346% due 09/15/2022	31	31
1.546% due 08/15/2023	9	9
2.037% due 08/01/2032	71	72

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.348% due 01/01/2033	$3	$3
2.375% due 08/01/2029 - 01/01/2032	102	105
2.404% due 02/01/2033	62	66
2.459% due 04/01/2032	59	61
2.460% due 02/01/2029	91	96
2.500% due 10/01/2032	88	93
2.643% due 07/01/2032	8	9
2.651% due 07/01/2029	3	3
2.658% due 08/01/2032	12	12
2.750% due 10/01/2032	59	61
4.500% due 05/15/2018	6	7
5.500% due 04/15/2035	2,552	2,863
6.000% due 08/15/2016 - 12/15/2028	392	444
6.500% due 08/15/2016 - 12/15/2023	12	12
7.000% due 04/01/2029 - 06/01/2030	19	21
7.500% due 08/15/2030	58	67
Ginnie Mae
0.544% due 06/20/2032	15	15
1.625% due 08/20/2017 - 07/20/2029	148	154
1.750% due 03/20/2017 - 06/20/2032	450	465
2.000% due 05/20/2018 - 09/20/2027	123	126
2.250% due 06/20/2022	28	28
2.500% due 05/20/2018 - 09/20/2021	14	14
3.000% due 04/20/2019 - 08/20/2025	59	61
6.500% due 05/15/2023 - 12/15/2023	2	2
NCUA Guaranteed Notes
0.644% due 10/07/2020	2,477	2,490
Vendee Mortgage Trust
6.500% due 09/15/2024	606	679

Total U.S. Government Agencies (Cost $757,026)		756,863

U.S. TREASURY OBLIGATIONS 33.2%
U.S. Treasury Bonds
2.000% due 02/15/2025 (e)(g)(i)	17,700	17,504
2.000% due 08/15/2025 (e)	53,000	52,327
2.500% due 02/15/2045 (e)	176,750	161,275
2.750% due 08/15/2042 (e)	68,400	66,366
2.875% due 08/15/2045 (e)	84,400	83,551
3.000% due 05/15/2042 (e)(i)	58,900	60,178
3.125% due 02/15/2042 (e)(g)	14,800	15,523
3.125% due 02/15/2043 (e)(g)(i)	3,400	3,541
4.375% due 05/15/2040 (e)(g)	17,950	22,918
4.625% due 02/15/2040 (e)(g)(i)	8,100	10,712

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 11/15/2027 (e)(g)	$9,500	$13,351
6.250% due 05/15/2030 (e)	15,400	22,634
U.S. Treasury Notes
0.250% due 10/31/2015	8,600	8,600

Total U.S. Treasury Obligations (Cost $553,026)		538,480

MORTGAGE-BACKED SECURITIES 15.0%
Adjustable Rate Mortgage Trust
2.650% due 01/25/2036 ^	146	130
2.774% due 11/25/2035 ^	611	555
2.811% due 11/25/2035 ^	322	275
2.818% due 02/25/2036	252	214
American Home Mortgage Assets Trust
0.387% due 09/25/2046 ^	1,087	778
0.407% due 10/25/2046	862	558
1.142% due 11/25/2046	758	393
American Home Mortgage Investment Trust
0.777% due 02/25/2045	153	152
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	290	240
16.507% due 09/25/2035 ^	277	345
Banc of America Funding Ltd.
0.453% due 10/03/2039	2,629	2,589
Banc of America Funding Trust
0.384% due 10/20/2036	281	221
0.407% due 04/25/2037 ^	233	168
0.494% due 05/20/2047	139	116
0.597% due 05/25/2037 ^	198	146
2.746% due 02/20/2036	973	968
2.873% due 04/20/2035 ^	306	226
3.020% due 09/20/2047 ^	419	315
5.500% due 03/25/2036 ^	49	47
6.199% due 09/20/2046 ^	225	186
Banc of America Mortgage Trust
2.795% due 07/25/2035 ^	71	66
2.802% due 02/25/2033	1	1
5.500% due 09/25/2035 ^	1,050	1,010
5.500% due 05/25/2037 ^	287	217
BCAP LLC Trust
0.022% due 11/26/2035	226	221
0.347% due 05/25/2047 ^	161	122
0.354% due 03/26/2037	111	109
0.416% due 07/26/2036	391	373
0.417% due 05/25/2047 ^	1,038	793
0.417% due 05/26/2047	281	272
0.444% due 07/26/2035	95	94
0.694% due 05/26/2035	129	122
0.847% due 09/25/2047	240	203
0.934% due 01/26/2036	111	110
1.038% due 11/26/2046	357	345
1.673% due 10/26/2035	201	201
2.267% due 07/26/2036	780	781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.430% due 01/26/2034	$94	$93
2.618% due 02/26/2035	193	191
2.676% due 06/26/2035	380	381
2.697% due 03/26/2037	307	246
2.704% due 07/26/2036	533	485
2.813% due 07/26/2036	277	277
4.000% due 02/26/2037	374	373
4.460% due 03/27/2037	441	298
4.841% due 07/26/2036	80	65
10.375% due 10/26/2036	422	403
BCRR Trust
5.795% due 08/17/2045	4,020	4,174
Bear Stearns Adjustable Rate Mortgage Trust
2.480% due 08/25/2035	5,094	5,128
2.499% due 02/25/2036 ^	270	227
2.515% due 03/25/2035	2,053	2,081
2.599% due 06/25/2035 ^	65	58
2.652% due 02/25/2034	145	145
2.653% due 03/25/2035	127	124
2.656% due 08/25/2035	144	128
2.660% due 10/25/2035	1,462	1,443
2.703% due 05/25/2034	70	69
2.727% due 12/25/2046 ^	2,087	1,806
2.767% due 01/25/2035	36	36
2.770% due 10/25/2035	257	257
2.778% due 05/25/2047 ^	545	491
2.785% due 11/25/2034	173	167
2.809% due 01/25/2034	134	135
Bear Stearns ALT-A Trust
0.637% due 04/25/2036	294	229
2.466% due 02/25/2036 ^	68	54
2.529% due 02/25/2036 ^	672	525
2.547% due 06/25/2034	4,591	4,281
2.584% due 05/25/2035	124	121
2.863% due 08/25/2036 ^	410	261
4.094% due 11/25/2036 ^	216	164
4.750% due 05/25/2036 ^	912	644
4.777% due 07/25/2035 ^	1,046	861
Bear Stearns Asset-Backed Securities Trust
22.846% due 03/25/2036 ^	247	296
Bear Stearns Mortgage Funding Trust
0.387% due 01/25/2037	175	142
Bear Stearns Mortgage Securities, Inc.
6.339% due 03/25/2031	10	10
Bear Stearns Structured Products, Inc. Trust
2.566% due 01/26/2036	1,634	1,348
Chase Mortgage Finance Trust
2.468% due 03/25/2037 ^	186	175
4.895% due 03/25/2037 ^	102	96
5.456% due 09/25/2036 ^	3,363	2,998
6.000% due 05/25/2037	210	182
ChaseFlex Trust
0.497% due 07/25/2037	359	293
4.501% due 08/25/2037 ^	68	58
5.000% due 07/25/2037 ^	207	184

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.322% due 12/17/2049	$9,854	$10,089
5.858% due 07/17/2040	10,604	10,759
Citigroup Mortgage Loan Trust, Inc.
0.364% due 10/25/2046	236	234
2.264% due 10/25/2046	432	354
2.606% due 12/25/2035 ^	212	164
2.697% due 03/25/2037 ^	211	172
2.708% due 08/25/2035	80	79
2.730% due 10/25/2035	403	400
2.740% due 11/25/2035	276	265
2.781% due 08/25/2035	2,948	2,919
2.903% due 09/25/2037 ^	1,231	1,118
4.222% due 09/25/2037	200	190
5.500% due 12/25/2035	257	205
6.408% due 11/25/2037	182	160
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	566	576
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	288	262
Community Program Loan Trust
4.500% due 04/01/2029	332	336
Countrywide Alternative Loan Resecuritization Trust
2.338% due 03/25/2047	321	302
6.000% due 08/25/2037 ^	237	192
Countrywide Alternative Loan Trust
0.337% due 08/25/2037	1,414	1,216
0.357% due 12/25/2046 ^	266	278
0.367% due 11/25/2036	1,902	1,851
0.367% due 01/25/2037 ^	377	366
0.374% due 02/20/2047 ^	2,584	1,934
0.377% due 11/25/2036	238	233
0.377% due 05/25/2047	2,361	2,009
0.387% due 07/25/2046 ^	222	206
0.387% due 09/25/2046 ^	886	774
0.387% due 10/25/2046	405	396
0.404% due 07/20/2046 ^	84	61
0.417% due 05/25/2035	3,667	3,137
0.447% due 06/25/2035	267	236
0.457% due 07/25/2035	262	228
0.457% due 12/25/2035	1,870	1,704
0.467% due 05/25/2036 ^	38	34
0.507% due 08/25/2035 ^	356	286
0.507% due 10/25/2035	246	201
0.697% due 05/25/2035 ^	6,208	5,176
0.977% due 09/25/2034	105	103
1.222% due 02/25/2036	819	724
2.441% due 05/25/2036	126	101
2.558% due 08/25/2035	439	375
4.366% due 06/25/2047	346	307
4.512% due 11/25/2035 ^	199	163
5.500% due 11/25/2035	198	159
5.500% due 02/25/2036 ^	155	141
5.750% due 03/25/2037 ^	268	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 04/25/2047 ^	$238	$213
6.000% due 12/25/2034	156	156
6.000% due 03/25/2036 ^	398	356
6.000% due 08/25/2036 ^	600	565
6.000% due 02/25/2037 ^	809	639
6.000% due 04/25/2037	158	140
6.000% due 05/25/2037 ^	716	598
6.000% due 08/25/2037 ^	772	647
6.250% due 11/25/2036 ^	175	165
6.500% due 12/25/2036 ^	120	96
6.500% due 08/25/2037 ^	539	377
19.258% due 07/25/2035	95	129
Countrywide Home Loan Mortgage Pass-Through Trust
0.427% due 05/25/2035	157	134
0.497% due 04/25/2046 ^	97	61
0.517% due 03/25/2035	1,052	931
0.537% due 03/25/2036	776	401
0.737% due 02/25/2035	34	32
0.817% due 03/25/2035	720	622
0.937% due 02/25/2035	717	605
0.977% due 02/25/2035	608	477
2.401% due 04/25/2035 ^	236	75
2.421% due 05/20/2036	128	118
2.509% due 02/20/2036	648	556
2.578% due 05/20/2036 ^	296	266
2.593% due 02/20/2036 ^	92	86
2.605% due 11/25/2034	198	188
2.681% due 08/25/2034 ^	138	128
2.767% due 11/25/2037	483	432
2.904% due 10/20/2035	186	169
4.879% due 01/25/2036 ^	255	240
5.500% due 07/25/2037 ^	722	644
5.750% due 12/25/2035 ^	268	253
6.000% due 02/25/2037 ^	788	760
6.000% due 03/25/2037 ^	265	254
6.000% due 07/25/2037	445	384
6.500% due 11/25/2036 ^	1,776	1,615
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035	179	177
Credit Suisse Commercial Mortgage Trust
0.320% due 03/27/2036	169	165
0.434% due 05/27/2037	100	88
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 03/25/2032	8	8
1.347% due 09/25/2034 ^	173	148
Credit Suisse Mortgage Capital Certificates
0.560% due 12/27/2035	263	252
2.345% due 04/26/2038	1,900	1,865
2.718% due 09/27/2036	220	220
2.767% due 04/28/2037	555	396
2.790% due 08/28/2036	162	158
Deutsche ALT-A Securities, Inc.
0.357% due 01/25/2047	172	139
0.387% due 08/25/2047	736	617
0.497% due 04/25/2037	637	339

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage & Asset Receiving Corp.
0.434% due 11/27/2036	$500	$433
Downey Savings & Loan Association Mortgage Loan Trust
0.517% due 07/19/2045 ^	75	10
First Horizon Alternative Mortgage Securities Trust
2.303% due 01/25/2036 ^	713	576
2.305% due 04/25/2036 ^	352	298
First Horizon Mortgage Pass-Through Trust
2.613% due 11/25/2037 ^	141	125
6.250% due 11/25/2036	962	941
GMAC Mortgage Corp. Loan Trust
3.107% due 11/19/2035	276	256
Granite Master Issuer PLC
0.374% due 12/20/2054	1,626	1,619
GreenPoint Mortgage Funding Trust
0.397% due 12/25/2046 ^	360	224
GSC Capital Corp. Mortgage Trust
0.377% due 05/25/2036 ^	287	223
GSR Mortgage Loan Trust
2.697% due 04/25/2035	123	117
2.715% due 09/25/2035	681	694
2.763% due 04/25/2035	96	96
2.786% due 09/25/2034	190	182
3.022% due 11/25/2035	246	223
HarborView Mortgage Loan Trust
0.387% due 01/19/2038	72	60
0.417% due 05/19/2035	4,927	4,128
0.447% due 01/19/2036	215	147
0.447% due 01/19/2038 ^	141	54
0.447% due 09/19/2046 ^	19	1
0.877% due 01/19/2035	86	69
1.012% due 07/19/2045	96	90
2.733% due 12/19/2035 ^	263	202
2.757% due 12/19/2035 ^	196	175
HomeBanc Mortgage Trust
0.377% due 12/25/2036	211	187
Impac Secured Assets Trust
0.347% due 11/25/2036	1,954	1,382
0.367% due 01/25/2037	436	384
IndyMac Mortgage Loan Trust
0.377% due 07/25/2047	601	436
0.387% due 09/25/2046	219	188
0.477% due 03/25/2035	509	451
0.497% due 11/25/2035 ^	320	194
2.295% due 06/25/2037 ^	179	143
2.583% due 09/25/2035 ^	185	159
2.606% due 08/25/2035	1,722	1,417
2.616% due 11/25/2035 ^	281	239
2.678% due 06/25/2035 ^	151	133
2.848% due 10/25/2035	1,529	1,283
4.238% due 06/25/2036	2,674	2,484
4.730% due 08/25/2036	4,312	4,155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
0.694% due 06/27/2037	$7,087	$5,830
3.064% due 12/25/2036	96	89
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	1,315	1,345
JPMorgan Mortgage Trust
2.548% due 11/25/2035	164	156
2.549% due 01/25/2037 ^	49	45
2.640% due 07/25/2035	972	992
2.663% due 04/25/2035	80	80
2.726% due 04/25/2035	81	82
2.730% due 11/25/2035	161	154
2.764% due 07/25/2035	747	748
2.773% due 09/25/2034	521	517
5.340% due 06/25/2037 ^	361	329
6.000% due 01/25/2036	222	196
JPMorgan Resecuritization Trust
2.319% due 05/27/2037	7,406	7,214
2.726% due 08/27/2037	134	135
Lavender Trust
6.250% due 10/26/2036	314	235
Lehman Mortgage Trust
5.363% due 01/25/2036 ^	355	333
5.650% due 12/25/2035	444	354
6.000% due 07/25/2036 ^	140	105
Lehman XS Trust
0.347% due 07/25/2047 ^	119	116
0.397% due 08/25/2046 ^	132	102
0.427% due 04/25/2046 ^	115	90
0.437% due 11/25/2046 ^	99	26
Luminent Mortgage Trust
0.364% due 12/25/2036	1,211	979
0.397% due 10/25/2046	396	341
MASTR Adjustable Rate Mortgages Trust
0.437% due 05/25/2037	195	128
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,556	1,579
8.000% due 07/25/2035	1,387	1,429
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.609% due 10/20/2029	77	77
Merrill Lynch Alternative Note Asset Trust
0.377% due 04/25/2037	1,000	936
0.497% due 03/25/2037	1,220	588
6.000% due 05/25/2037 ^	296	261
Merrill Lynch Mortgage Investors Trust
0.657% due 04/25/2029	111	107
0.857% due 09/25/2029	106	106
0.857% due 11/25/2029	116	113
1.444% due 07/25/2029	111	107
1.673% due 10/25/2035	501	488
2.132% due 02/25/2036	88	87
2.804% due 11/25/2035	217	216

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Dean Witter Capital, Inc. Trust
1.732% due 03/25/2033	$152	$140
Morgan Stanley Mortgage Loan Trust
0.477% due 11/25/2035	167	162
0.517% due 01/25/2035	93	88
2.203% due 06/25/2036	250	245
6.000% due 10/25/2037 ^	126	105
Morgan Stanley Re-REMIC Trust
0.522% due 02/26/2037	399	271
0.531% due 03/26/2037	211	156
5.500% due 08/26/2047	98	101
Morgan Stanley Resecuritization Trust
0.504% due 01/26/2051	525	503
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	742	725
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.652% due 02/25/2036 ^	1,160	963
RBSSP Resecuritization Trust
0.444% due 02/26/2037	2,290	2,164
0.514% due 03/26/2037	6,519	6,406
Residential Accredit Loans, Inc. Trust
0.367% due 12/25/2036	656	507
0.397% due 05/25/2047	249	196
0.407% due 06/25/2037	209	161
0.447% due 08/25/2037	656	518
0.497% due 01/25/2035	181	174
0.497% due 08/25/2035	278	216
0.597% due 10/25/2045	223	173
3.226% due 02/25/2035 ^	635	521
3.559% due 02/25/2036 ^	213	161
8.000% due 04/25/2036 ^	276	269
Residential Asset Securitization Trust
6.000% due 06/25/2036	274	198
6.000% due 11/25/2036 ^	178	128
6.000% due 03/25/2037 ^	167	119
6.250% due 11/25/2036	122	90
6.500% due 04/25/2037 ^	1,446	913
Residential Funding Mortgage Securities, Inc. Trust
3.536% due 03/25/2035	2,024	1,663
5.500% due 02/25/2035	96	97
6.000% due 09/25/2036 ^	457	420
Structured Adjustable Rate Mortgage Loan Trust
0.517% due 10/25/2035	2,610	2,354
0.932% due 06/25/2034	757	713
1.622% due 05/25/2035 ^	846	603
2.565% due 10/25/2034	105	107
2.656% due 10/25/2036 ^	275	204
2.659% due 12/25/2035 ^	146	143
2.681% due 06/25/2036 ^	109	93
2.706% due 02/25/2036 ^	541	438
2.766% due 09/25/2036 ^	5,931	3,845
4.489% due 07/25/2037 ^	10	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.327% due 03/25/2037	$303	$227
0.377% due 09/25/2047	134	115
0.387% due 06/25/2036	15,238	12,741
0.387% due 07/25/2046	955	760
0.387% due 09/25/2047	1,443	1,100
0.397% due 05/25/2036	1,470	1,107
0.407% due 09/25/2047 ^	2,794	1,961
0.417% due 05/25/2046	1,269	727
0.457% due 05/25/2046 ^	89	35
0.897% due 03/19/2034	681	632
0.897% due 02/19/2035	297	287
0.937% due 12/19/2033	707	683
1.594% due 02/25/2036	1,049	923
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.900% due 05/25/2032	1	1
2.249% due 01/25/2032	5	4
2.408% due 02/25/2034	154	152
2.595% due 02/25/2032	2	2
2.703% due 08/25/2032	86	85
Structured Asset Securities Corp. Trust
0.547% due 02/25/2035	72	68
Suntrust Adjustable Rate Mortgage Loan Trust
6.005% due 02/25/2037 ^	703	594
Thornburg Mortgage Securities Trust
0.837% due 09/25/2043	556	540
0.937% due 09/25/2044	83	78
4.005% due 09/25/2037	191	188
Wachovia Mortgage Loan Trust LLC
2.795% due 10/20/2035	135	131
WaMu Mortgage Pass-Through Certificates Trust
0.467% due 12/25/2045	15	15
0.517% due 01/25/2045	458	434
0.587% due 10/25/2044	1,947	1,896
0.607% due 11/25/2045	389	346
0.937% due 11/25/2034	392	374
0.972% due 06/25/2047 ^	228	78
1.032% due 07/25/2047	1,128	918
1.177% due 11/25/2034	1,079	1,020
1.422% due 11/25/2042	44	41
2.143% due 11/25/2046	395	357
2.296% due 12/25/2036 ^	2,561	2,321
2.370% due 08/25/2036 ^	239	209
2.487% due 08/25/2033	671	691
3.832% due 12/25/2036 ^	272	248
Washington Mutual Mortgage Pass-Through Certificates Trust
0.647% due 05/25/2035 ^	769	610
0.922% due 04/25/2047	664	493
0.992% due 04/25/2047	971	724
4.572% due 09/25/2036 ^	207	115
Wells Fargo Alternative Loan Trust
2.767% due 07/25/2037 ^	146	125

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
0.697% due 07/25/2037 ^	$255	$222
2.628% due 03/25/2035	2,693	2,712
2.631% due 01/25/2035	869	875
2.652% due 03/25/2036	1,735	1,730
2.662% due 03/25/2036 ^	234	231
2.698% due 07/25/2036 ^	3,142	3,105
2.711% due 06/25/2035	4,890	4,866
2.732% due 10/25/2036 ^	150	143
2.740% due 08/25/2034	288	293
2.740% due 05/25/2035	88	89
2.741% due 10/25/2036 ^	1,413	1,323
6.000% due 06/25/2037 ^	308	310

Total Mortgage-Backed Securities (Cost $235,155)		243,475

ASSET-BACKED SECURITIES 12.3%
Aames Mortgage Investment Trust
0.977% due 10/25/2035	200	162
1.397% due 06/25/2035	700	602
Accredited Mortgage Loan Trust
0.327% due 02/25/2037	3,131	3,004
0.457% due 09/25/2036	1,100	936
0.670% due 09/25/2035	200	168
ACE Securities Corp. Home Equity Loan Trust
0.307% due 12/25/2036	395	161
0.337% due 07/25/2036	496	349
0.352% due 08/25/2036	970	815
0.357% due 05/25/2036	121	109
0.497% due 02/25/2036	200	180
0.667% due 10/25/2035	1,800	1,542
0.817% due 02/25/2036 ^	200	165
0.857% due 11/25/2035	200	171
1.097% due 12/25/2034	190	172
1.172% due 06/25/2034	207	200
1.172% due 07/25/2035	100	85
Aegis Asset-Backed Securities Trust
0.627% due 12/25/2035	200	145
0.677% due 06/25/2035	200	147
0.897% due 03/25/2035	300	243
1.197% due 03/25/2035 ^	189	175
Ameriquest Mortgage Securities Trust
0.587% due 03/25/2036	400	346
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.647% due 07/25/2035	800	722
0.647% due 01/25/2036	300	281
0.667% due 11/25/2035	200	166
0.717% due 09/25/2035	10,000	8,210
0.797% due 08/25/2035	797	790
0.802% due 11/25/2034	49	49
1.307% due 03/25/2035	200	161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.777% due 07/25/2032	$73	$68
1.197% due 10/25/2034	317	312
Argent Securities Trust
0.347% due 09/25/2036	1,033	408
0.387% due 03/25/2036	410	202
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.427% due 01/25/2036	137	105
Asset-Backed Funding Certificates Trust
0.307% due 01/25/2037	622	385
0.357% due 01/25/2037	392	245
0.417% due 01/25/2037	235	148
0.817% due 04/25/2034	717	709
0.872% due 06/25/2035	425	408
1.197% due 06/25/2037	310	228
Asset-Backed Securities Corp. Home Equity Loan Trust
0.647% due 11/25/2035	300	271
1.097% due 06/25/2035	200	172
1.397% due 06/25/2034	200	170
3.196% due 08/15/2033	50	46
Basic Asset-Backed Securities Trust
0.507% due 04/25/2036	200	180
Bayview Financial Asset Trust
0.597% due 12/25/2039	390	375
Bear Stearns Asset-Backed Securities Trust
0.307% due 11/25/2036	184	184
0.347% due 06/25/2036	348	333
0.367% due 05/25/2036 ^	355	332
0.377% due 06/25/2047	130	127
0.387% due 05/25/2037	335	317
0.397% due 12/25/2036	505	462
0.467% due 06/25/2036	200	170
0.597% due 09/25/2046	332	286
0.627% due 12/25/2035	500	458
0.647% due 08/25/2036	400	343
0.697% due 12/25/2035	300	275
0.747% due 06/25/2036	300	262
0.897% due 11/25/2035 ^	259	223
1.157% due 04/25/2035	158	148
1.377% due 06/25/2043	1,873	1,797
1.447% due 08/25/2037	202	185
2.205% due 10/25/2036	81	58
Carrington Mortgage Loan Trust
0.417% due 01/25/2037	1,200	728
0.457% due 02/25/2037	1,400	1,006
1.247% due 05/25/2035	300	228
Cendant Mortgage Corp.
6.000% due 07/25/2043	29	30
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates
0.817% due 05/25/2035	200	159

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.337% due 12/25/2036	$1,281	$1,163
0.337% due 05/25/2037	66	65
0.367% due 05/25/2037	800	731
0.457% due 01/25/2037	300	244
0.507% due 12/25/2035	830	778
0.599% due 11/25/2046	431	363
0.607% due 10/25/2035	1,700	1,570
0.649% due 11/25/2045	300	272
0.887% due 09/25/2035	293	293
0.917% due 09/25/2035 ^	300	285
0.932% due 09/25/2035 ^	500	414
5.517% due 05/25/2036 ^	205	137
Conseco Financial Corp.
6.810% due 12/01/2028	1,177	1,229
6.870% due 04/01/2030	465	508
7.060% due 02/01/2031	923	957
7.550% due 01/15/2029	71	73
Countrywide Asset-Backed Certificates
0.337% due 02/25/2037	166	162
0.337% due 07/25/2037 ^	8,213	7,115
0.347% due 07/25/2036	602	574
0.347% due 01/25/2037	218	209
0.347% due 05/25/2037	1,334	1,198
0.357% due 01/25/2034	212	197
0.357% due 05/25/2036	1,236	1,258
0.357% due 03/25/2037	453	424
0.367% due 03/25/2037	680	695
0.367% due 05/25/2037	623	580
0.367% due 06/25/2047	738	700
0.377% due 06/25/2047	1,033	944
0.387% due 06/25/2047	547	504
0.417% due 09/25/2037 ^	382	313
0.417% due 09/25/2047	3,200	2,489
0.427% due 10/25/2047	885	784
0.447% due 01/25/2046	200	136
0.447% due 06/25/2047	243	165
0.497% due 07/25/2036	500	457
0.547% due 04/25/2036	100	89
0.582% due 11/25/2035	230	222
0.597% due 06/25/2036	300	219
0.647% due 03/25/2036	100	74
0.647% due 03/25/2047 ^	179	133
0.677% due 12/25/2031	769	569
0.687% due 02/25/2036	200	164
0.717% due 12/25/2035	669	662
0.857% due 12/25/2035	300	256
1.172% due 02/25/2034	104	99
1.247% due 08/25/2035	100	89
1.697% due 02/25/2035	300	263
5.468% due 04/25/2047 ^	273	297
Countrywide Asset-Backed Certificates Trust
0.347% due 03/25/2047	414	372
0.657% due 05/25/2036	600	510
0.697% due 08/25/2047	41	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.727% due 02/25/2036	$200	$172
0.817% due 08/25/2035	200	191
0.917% due 07/25/2034	261	248
0.927% due 07/25/2035	400	343
0.997% due 08/25/2047	1,300	1,119
1.097% due 10/25/2034	259	250
1.097% due 04/25/2035	200	161
Credit-Based Asset Servicing and Securitization LLC
0.317% due 07/25/2037	19	13
0.417% due 07/25/2037	400	273
0.767% due 07/25/2036	300	277
1.142% due 04/25/2036	80	71
3.914% due 07/25/2035 ^	55	55
Delta Funding Home Equity Loan Trust
0.836% due 08/15/2030	80	73
EMC Mortgage Loan Trust
0.937% due 05/25/2040	17	15
First Franklin Mortgage Loan Trust
0.337% due 12/25/2036	402	254
0.347% due 07/25/2036	139	133
0.357% due 04/25/2036	386	325
0.437% due 04/25/2036	400	259
0.437% due 08/25/2036	400	285
0.557% due 10/25/2035	228	214
0.557% due 11/25/2035	200	143
0.647% due 06/25/2036	352	342
0.687% due 09/25/2035	263	258
0.707% due 09/25/2035	295	294
0.857% due 04/25/2035	115	116
1.007% due 04/25/2035	907	860
1.067% due 09/25/2034	501	452
1.142% due 03/25/2035	100	84
1.397% due 01/25/2035	122	102
1.622% due 10/25/2034	948	797
First NLC Trust
0.267% due 08/25/2037	73	41
0.657% due 05/25/2035	1,226	1,040
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^	6	0
Fremont Home Loan Trust
0.347% due 01/25/2037	332	174
0.357% due 08/25/2036	254	106
0.367% due 02/25/2036	81	70
0.367% due 02/25/2037	1,141	647
0.467% due 02/25/2036	300	207
0.467% due 04/25/2036	3,000	1,779
0.687% due 07/25/2035	100	89
0.987% due 12/25/2029	15	13
GE-WMC Asset-Backed Pass-Through Certificates
0.447% due 12/25/2035	3,906	3,599
GSAA Home Equity Trust
0.317% due 04/25/2047	400	328
GSAMP Trust
0.287% due 01/25/2037	3,942	2,387

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.317% due 12/25/2036	$1,251	$694
0.347% due 06/25/2036	491	463
0.347% due 09/25/2036	426	203
0.347% due 12/25/2046	814	452
0.357% due 05/25/2046	60	54
0.397% due 11/25/2036	243	140
0.427% due 12/25/2046	244	137
0.437% due 12/25/2035	218	201
0.437% due 06/25/2036	386	249
0.467% due 04/25/2036	400	251
1.847% due 10/25/2034	119	111
Home Equity Asset Trust
1.292% due 05/25/2035	200	176
Home Equity Loan Trust
0.427% due 04/25/2037	800	488
0.537% due 04/25/2037	500	292
HSI Asset Securitization Corp. Trust
0.307% due 12/25/2036	296	125
0.367% due 12/25/2036	1,348	572
0.417% due 12/25/2036	899	385
0.587% due 11/25/2035	300	212
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.337% due 11/25/2036	636	510
0.357% due 11/25/2036	500	333
0.517% due 04/25/2037	490	369
IXIS Real Estate Capital Trust
0.827% due 02/25/2036	500	446
JPMorgan Mortgage Acquisition Corp.
0.377% due 02/25/2036	411	396
0.427% due 05/25/2035	451	441
JPMorgan Mortgage Acquisition Trust
0.357% due 01/25/2036	200	184
0.357% due 05/25/2036	465	451
0.357% due 01/25/2037	815	797
0.357% due 05/25/2037	200	185
0.367% due 04/25/2036	897	848
0.457% due 03/25/2037	300	221
0.457% due 05/25/2037	300	241
0.467% due 04/25/2036	300	262
0.467% due 05/25/2036	700	588
0.467% due 07/25/2036	200	147
0.477% due 01/25/2037	200	147
6.337% due 08/25/2036 ^	179	125
Lehman ABS Mortgage Loan Trust
0.287% due 06/25/2037	323	201
0.397% due 06/25/2037	261	165
Lehman XS Trust
0.347% due 04/25/2037 ^	1,185	898
0.367% due 02/25/2037 ^	2,055	1,166
Long Beach Mortgage Loan Trust
0.577% due 08/25/2045	248	231
0.627% due 11/25/2035	600	518
1.037% due 07/25/2031	332	311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.247% due 06/25/2035	$500	$383
1.472% due 02/25/2035	200	160
1.622% due 03/25/2032	506	483
MASTR Asset-Backed Securities Trust
0.307% due 08/25/2036	231	117
0.347% due 08/25/2036	381	194
0.377% due 02/25/2036	526	304
0.437% due 06/25/2036	225	124
0.437% due 08/25/2036	229	118
0.497% due 01/25/2036	300	290
0.577% due 01/25/2036	300	234
0.697% due 10/25/2035 ^	389	296
0.947% due 12/25/2034 ^	117	113
Meritage Mortgage Loan Trust
0.947% due 11/25/2035	316	311
Merrill Lynch Mortgage Investors Trust
0.397% due 01/25/2037	90	87
0.437% due 08/25/2037	1,284	789
0.507% due 08/25/2036	300	274
0.647% due 02/25/2047	1,534	1,079
0.677% due 05/25/2036	468	428
MESA Trust
0.997% due 12/25/2031	929	856
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	939	1,009
Morgan Stanley ABS Capital, Inc. Trust
0.267% due 10/25/2036	118	69
0.337% due 10/25/2036	175	104
0.337% due 11/25/2036	325	203
0.347% due 06/25/2036	639	504
0.347% due 09/25/2036	461	238
0.347% due 10/25/2036	282	175
0.347% due 11/25/2036	1,722	1,029
0.377% due 03/25/2037	515	266
0.397% due 02/25/2037	175	107
0.417% due 11/25/2036	406	257
0.447% due 03/25/2037	515	269
0.507% due 12/25/2035	503	452
1.097% due 05/25/2034	163	150
1.127% due 03/25/2035	300	296
1.187% due 06/25/2035	400	361
1.247% due 04/25/2035	200	146
1.447% due 07/25/2037	400	282
1.847% due 03/25/2034	1,411	1,270
Morgan Stanley Capital, Inc. Trust
0.487% due 01/25/2036	1,967	1,785
Morgan Stanley Dean Witter Capital, Inc. Trust
1.547% due 02/25/2033	1,133	1,085
Morgan Stanley Home Equity Loan Trust
0.357% due 04/25/2036	169	119
0.367% due 04/25/2037	800	456
0.427% due 04/25/2037	267	153
Morgan Stanley Mortgage Loan Trust
0.427% due 02/25/2037	210	117

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.557% due 04/25/2037	$367	$198
5.750% due 11/25/2036 ^	323	164
5.965% due 09/25/2046 ^	544	367
New Century Home Equity Loan Trust
0.427% due 02/25/2036	27	27
0.447% due 12/25/2035	228	222
0.477% due 10/25/2035	157	157
0.647% due 06/25/2035	1,000	954
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.607% due 02/25/2036	200	182
6.032% due 10/25/2036 ^	199	108
NovaStar Mortgage Funding Trust
0.344% due 06/25/2036	182	137
0.567% due 01/25/2036	65	64
0.667% due 01/25/2036	7,500	6,010
Option One Mortgage Loan Trust
0.337% due 01/25/2037	90	53
0.367% due 05/25/2037	229	140
0.417% due 01/25/2037	359	213
0.527% due 04/25/2037	170	105
0.557% due 01/25/2036	300	209
0.707% due 08/25/2035	400	308
Option One Mortgage Loan Trust Asset-Backed Certificates
0.637% due 11/25/2035	400	381
0.657% due 11/25/2035	1,100	821
Ownit Mortgage Loan Trust
0.797% due 10/25/2036 ^	300	246
Park Place Securities, Inc.
0.687% due 09/25/2035	200	163
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.687% due 08/25/2035	200	164
0.687% due 09/25/2035	500	403
0.727% due 07/25/2035	400	354
0.747% due 07/25/2035	950	721
1.037% due 01/25/2036	100	96
1.142% due 02/25/2035	81	81
1.142% due 06/25/2035	200	175
1.247% due 10/25/2034	500	428
1.322% due 03/25/2035	400	341
1.442% due 01/25/2036	300	271
1.997% due 12/25/2034	676	573
People’s Choice Home Loan Securities Trust
0.917% due 05/25/2035 ^	200	186
People’s Financial Realty Mortgage Securities Trust
0.337% due 09/25/2036	469	190
Popular ABS Mortgage Pass-Through Trust
0.457% due 11/25/2046	200	176
0.587% due 02/25/2036	400	335
RAAC Trust
0.497% due 06/25/2044	109	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.544% due 11/25/2046	$765	$664
0.597% due 09/25/2045	4,100	3,369
0.597% due 06/25/2047	155	147
1.385% due 10/25/2045	250	228
1.697% due 09/25/2047	600	492
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	575	333
7.238% due 09/25/2037 ^	283	172
Residential Asset Mortgage Products Trust
0.357% due 12/25/2036	209	202
0.357% due 02/25/2037	503	462
0.414% due 10/25/2034	108	101
0.477% due 09/25/2036	300	258
0.497% due 05/25/2036 ^	1,923	1,443
0.517% due 01/25/2036	1,000	776
0.627% due 11/25/2035	250	224
0.637% due 10/25/2035	200	191
0.657% due 10/25/2035	100	86
0.677% due 09/25/2035	300	271
1.097% due 08/25/2034	250	241
5.617% due 07/25/2034 ^	1,836	1,724
5.763% due 01/25/2034	1,903	2,011
Residential Asset Securities Corp. Trust
0.327% due 11/25/2036	851	708
0.357% due 11/25/2036 ^	861	741
0.367% due 11/25/2036	1,102	973
0.437% due 09/25/2036	900	800
0.447% due 04/25/2037	400	368
0.467% due 05/25/2037	300	275
0.477% due 06/25/2036	1,000	798
0.524% due 12/25/2035	285	204
0.537% due 04/25/2037	1,600	1,137
0.577% due 02/25/2036	400	356
0.607% due 01/25/2036	200	178
0.617% due 10/25/2035	300	267
0.617% due 12/25/2035	400	343
0.637% due 11/25/2035	300	256
0.657% due 11/25/2035	300	239
0.842% due 03/25/2035	1,668	1,536
0.962% due 03/25/2034	105	99
1.037% due 12/25/2034	55	53
7.140% due 04/25/2032 ^	5	0
Salomon Mortgage Loan Trust
1.097% due 11/25/2033	344	341
Saxon Asset Securities Trust
1.367% due 07/25/2031	69	66
Securitized Asset-Backed Receivables LLC Trust
0.287% due 07/25/2036	294	144
0.337% due 05/25/2036	638	363
0.357% due 07/25/2036	287	142
0.437% due 07/25/2036	246	124
0.447% due 05/25/2036	1,417	817
0.467% due 03/25/2036	314	254
0.477% due 08/25/2035	214	212
0.637% due 08/25/2035	400	255

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.872% due 01/25/2035	$180	$170
1.157% due 01/25/2036 ^	166	139
3.407% due 01/25/2036 ^	83	62
SG Mortgage Securities Trust
0.357% due 07/25/2036	35,123	14,220
0.647% due 10/25/2035	1,000	830
SLM Student Loan Trust
1.820% due 04/25/2023	9,503	9,563
Soundview Home Loan Trust
0.277% due 06/25/2037	76	46
0.307% due 02/25/2037	360	152
0.347% due 01/25/2037	44	44
0.357% due 11/25/2036	707	605
0.377% due 02/25/2037	504	215
0.377% due 07/25/2037	2,825	1,777
0.547% due 03/25/2036	400	319
1.022% due 06/25/2035	300	272
1.147% due 10/25/2037	552	386
South Carolina Student Loan Corp.
1.324% due 09/03/2024	600	599
Specialty Underwriting & Residential Finance Trust
0.347% due 09/25/2037	168	99
0.347% due 11/25/2037	1,100	597
0.467% due 04/25/2037	280	161
1.172% due 12/25/2035	596	533
Structured Asset Investment Loan Trust
0.347% due 09/25/2036	434	350
0.387% due 03/25/2036	850	756
0.497% due 01/25/2036	313	249
1.097% due 05/25/2035	600	502
1.322% due 07/25/2033	119	114
Structured Asset Securities Corp. Mortgage Loan Trust
0.337% due 09/25/2036	618	605
0.347% due 09/25/2036	232	196
0.357% due 03/25/2036	196	190
0.367% due 12/25/2036	322	279
0.407% due 02/25/2037	1,134	1,009
0.427% due 01/25/2037	3,281	2,039
0.447% due 09/25/2036	200	161
0.567% due 04/25/2036	600	523
1.097% due 08/25/2037	453	431
1.197% due 08/25/2037	1,251	1,198
Structured Asset Securities Corp. Trust
0.657% due 09/25/2035	700	531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Asset-Backed Securities Trust
0.527% due 05/25/2036		$300	$243
0.827% due 03/25/2035		1,000	893
0.827% due 11/25/2035		200	180
1.247% due 02/25/2035		200	182

Total Asset-Backed Securities (Cost $196,089)			199,111

SOVEREIGN ISSUES 0.4%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		1,400	1,403
Qatar Government International Bond
6.400% due 01/20/2040		2,300	3,071
Spain Government International Bond
3.800% due 04/30/2024	EUR	1,700	2,210

Total Sovereign Issues (Cost $5,907)			6,684

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.1%
			1,832

U.S. TREASURY BILLS 0.1%
0.041% due 01/07/2016 - 02/11/2016 (a)(e)(g)(i)		$1,808	1,808

Total Short-Term Instruments (Cost $3,640)			3,640

Total Investments in Securities (Cost $2,816,199)			2,824,754

Total Investments 174.1% (Cost $2,816,199)			$2,824,754

Financial Derivative Instruments (f)(h) (0.2%) (Cost or Premiums, net $(82))			(2,677)

Other Assets and Liabilities, net (73.9%)			(1,199,684)

Net Assets 100.0%			$1,622,393

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$16,996	$15,417	0.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	10/30/2015	11/02/2015	$1,832	Fannie Mae 2.140% due 11/07/2022	$(1,873)	$1,832	$1,832

Total Repurchase Agreements						$(1,873)	$1,832	$1,832

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.220%	10/22/2015	01/15/2016	$	(44,310)	$(44,314)
	0.250%	10/21/2015	11/20/2015		(18,677)	(18,679)
GRE	0.220%	10/05/2015	11/05/2015		(40,796)	(40,803)
	0.250%	10/07/2015	11/10/2015		(32,755)	(32,761)
	0.250%	10/13/2015	11/04/2015		(93,753)	(93,766)
	0.280%	10/13/2015	11/04/2015		(19,593)	(19,596)
	0.280%	10/19/2015	11/02/2015		(4,201)	(4,202)
	0.300%	10/26/2015	11/09/2015		(63,503)	(63,506)
JPS	0.380%	10/21/2015	01/21/2016		(19,587)	(19,589)
SGY	0.090%	10/21/2015	11/16/2015		(6,384)	(6,384)
	0.150%	10/19/2015	11/04/2015		(2,403)	(2,403)
	0.200%	10/21/2015	11/12/2015		(22,643)	(22,645)
	0.210%	10/26/2015	11/09/2015		(7,009)	(7,009)
	0.240%	10/28/2015	11/04/2015		(55,247)	(55,249)

Total Reverse Repurchase Agreements						$(430,906)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPG	0.270%	10/21/2015	11/12/2015	$	(23,080)	$(23,104)
	0.310%	10/26/2015	11/13/2015		(1,596)	(1,597)
GSC	0.200%	10/07/2015	11/10/2015		(8,688)	(8,695)
	0.260%	10/13/2015	11/13/2015		(6,040)	(6,046)
	0.330%	10/27/2015	11/02/2015		(8,787)	(8,788)

Total Sale-Buyback Transactions						$(48,230)

(2)	The average amount of borrowings outstanding during the period ended October 31, 2015 was $358,059 at a weighted average interest rate of 0.285%.
(3)	Payable for sale-buyback transactions includes $32 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2015:

(e)	Securities with an aggregate market value of $478,344 have been pledged as collateral under the terms of the following master agreements as of October 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(62,993)	$0	$(62,993)	$62,611	$(382)
GRE	0	(254,634)	0	(254,634)	254,628	(6)
JPS	0	(19,589)	0	(19,589)	19,479	(110)
SGY	0	(93,690)	0	(93,690)	93,774	84
SSB	1,832	0	0	1,832	(1,873)	(41)

Master Securities Forward Transaction Agreement
BPG	0	0	(24,701)	(24,701)	24,424	(277)
GSC	0	0	(23,529)	(23,529)	23,428	(101)

Total Borrowings and Other Financing Transactions	$1,832	$(430,906)	$(48,230)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$115.000	11/20/2015	1,020	$9	$16

Total Purchased Options				$9	$16

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	4,352	$(4,398)	$54	$0
90-Day Eurodollar December Futures	Short	12/2017	4,329	(5,786)	0	0
90-Day Eurodollar June Futures	Short	06/2016	2,634	(1,992)	0	0
Euro-BTP Italy Government Bond December Futures	Long	12/2015	61	345	0	(62)
Euro-Bund 10-Year Bond December Futures	Long	12/2015	1,417	4,136	171	(1,932)

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond November Futures	Long	11/2015	1,400	$(1)	$0	$0
U.S. Treasury 10-Year Note December Futures	Long	12/2015	1,020	(1,100)	80	0

Total Futures Contracts				$(8,796)	$305	$(1,994)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-24 5-Year Index	1.000%	06/20/2020	$16,900	$209	$(26)	$0	$(1)
CDX.IG-25 5-Year Index	1.000%	12/20/2020	24,900	286	97	0	(2)

				$495	$71	$0	$(3)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	878,600	$(10,067)	$(5,879)	$90	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020		222,400	(4,641)	(3,999)	0	(127)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		125,000	(4,399)	(1,081)	0	(376)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		91,625	(3,456)	(8,825)	0	(753)
Receive	6-Month EUR-EURIBOR	1.000%	03/16/2026	EUR	1,600	(1)	(20)	17	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,290,000	(3,194)	(1,646)	31	0
Pay	28-Day MXN-TIIE	6.150%	06/07/2024	MXN	68,000	16	67	0	(10)

						$(25,742)	$(21,383)	$138	$(1,266)

Total Swap Agreements						$(25,247)	$(21,312)	$138	$(1,269)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2015:

(g)	Securities with an aggregate market value of $26,038 and cash of $6,066 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$16	$305	$138	$459	$0	$(1,994)	$(1,269)	$(3,263)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	11/2015	GBP	34,558	$		52,530	$0	$(744)
	11/2015	$	67,848		EUR	61,624	0	(83)
	12/2015	EUR	61,624		$	67,876	86	0

BPS	12/2015	$	1,376		EUR	1,245	0	(7)
	12/2015		5,567		MXN	94,729	150	0

CBK	12/2015	SGD	34,630		$	24,097	0	(592)

JPM	11/2015	$	2,351		EUR	2,111	0	(30)
	11/2015		59,829		JPY	7,222,600	25	0
	12/2015	ILS	322,770		$	82,306	0	(1,143)
	12/2015	JPY	7,222,600			59,846	0	(23)
	01/2016	KRW	25,119,481			21,356	0	(621)

MSB	11/2015	JPY	7,222,600			60,163	309	0

NAB	11/2015	AUD	42,661			30,873	451	0
	11/2015	$	29,833		AUD	42,661	589	0
	12/2015		30,827			42,661	0	(451)

SCX	11/2015		52,883		GBP	34,558	392	0
	12/2015	GBP	34,558		$	52,874	0	(392)
	01/2016	MYR	99,534			22,665	0	(389)

UAG	11/2015	EUR	63,735			71,334	1,248	0

WST	12/2015	$	105		MXN	1,767	1	0

Total Forward Foreign Currency Contracts							$3,251	$(4,475)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.615	08/18/2016	$ 71,763	$1,520	$1,124

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.000% due 12/01/2045	$	71.109	12/03/2015	$45,000	$2	$0

FBF	Put - OTC Fannie Mae 4.500% due 11/01/2045		80.000	11/05/2015	120,000	5	0

JPM	Put - OTC Fannie Mae 4.000% due 11/01/2045		79.000	11/05/2015	110,000	4	0

						$11	$0

Total Purchased Options						$1,531	$1,124

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.985	08/18/2016	$	71,763	$ (866)	$(614)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.020%	12/21/2015	$165,000	$(957)	$(1,113)

Total Written Options							$(1,823)	$(1,727)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$93,000	EUR	0	GBP	0	$(897)
Sales	3,908	1,577,763		780,236		52,537	(14,292)
Closing Buys	0	0		(630,200)		0	806
Expirations	(1,954)	(1,434,000)		(150,036)		0	11,286
Exercised	(1,954)	0		0		(52,537)	1,274

Balance at End of Period	0	$236,763	EUR	0	GBP	0	$(1,823)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.456%	EUR	8,200	$218	$(53)	$165	$0

GST	California State General Obligation Bonds, Series 2003	1.600%	12/20/2018	0.537%	$	25,000	0	864	864	0
	California State General Obligation Bonds, Series 2003	1.750%	12/20/2018	0.537%		11,000	0	433	433	0
	Connecticut State General Obligation Notes, Series 2007	1.600%	03/20/2021	1.197%		9,000	0	195	195	0

							$218	$1,439	$1,657	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	$4,200	$(8)	$19	$11	$0

GST	MCDX-25 5-Year Index	1.000%	12/20/2020	4,800	(9)	22	13	0

					$(17)	$41	$24	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	40,400	$0	$273	$273	$0

Total Swap Agreements							$201	$1,753	$1,954	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2015:

(i)	Securities with an aggregate market value of $4,248 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$86	$0	$273	$359	$(827)	$0	$0	$(827)	$(468)	$238	$(230)
BPS	150	1,124	0	1,274	(7)	(614)	0	(621)	653	(690)	(37)
CBK	0	0	11	11	(592)	0	0	(592)	(581)	740	159
DUB	0	0	165	165	0	(1,113)	0	(1,113)	(948)	(685)	(1,633)
FBF	0	0	0	0	0	0	0	0	0	(10)	(10)
GST	0	0	1,505	1,505	0	0	0	0	1,505	(1,500)	5
JPM	25	0	0	25	(1,817)	0	0	(1,817)	(1,792)	1,812	20
MSB	309	0	0	309	0	0	0	0	309	(520)	(211)
NAB	1,040	0	0	1,040	(451)	0	0	(451)	589	(380)	209
SCX	392	0	0	392	(781)	0	0	(781)	(389)	502	113
UAG	1,248	0	0	1,248	0	0	0	0	1,248	(1,395)	(147)
WST	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$3,251	$1,124	$1,954	$6,329	$(4,475)	$(1,727)	$0	$(6,202)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	305	305
Swap Agreements	0	0	0	0	138	138

	$0	$0	$0	$0	$459	$459

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,251	$0	$3,251
Purchased Options	0	0	0	1,124	0	1,124
Swap Agreements	0	1,681	0	0	273	1,954

	$0	$1,681	$0	$4,375	$273	$6,329

	$0	$1,681	$0	$4,375	$732	$6,788

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,994	$1,994
Swap Agreements	0	3	0	0	1,266	1,269

	$0	$3	$0	$0	$3,260	$3,263

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,475	$0	$4,475
Written Options	0	0	0	614	1,113	1,727

	$0	$0	$0	$5,089	$1,113	$6,202

	$0	$3	$0	$5,089	$4,373	$9,465

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	1,043	1,043
Futures	0	0	0	0	518	518
Swap Agreements	0	(39)	0	0	(5,651)	(5,690)

	$0	$(39)	$0	$0	$(4,099)	$(4,138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,890	$0	$5,890
Purchased Options	0	0	0	0	(37)	(37)
Written Options	0	1,271	0	1,652	8,126	11,049
Swap Agreements	0	1,533	0	0	(10,096)	(8,563)

	$0	$2,804	$0	$7,542	$(2,007)	$8,339

	$0	$2,765	$0	$7,542	$(6,106)	$4,201

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	(8,796)	(8,796)
Swap Agreements	0	72	0	0	(20,123)	(20,051)

	$0	$72	$0	$0	$(28,912)	$(28,840)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,199)	$0	$(3,199)
Purchased Options	0	0	0	(397)	9	(388)
Written Options	0	0	0	(179)	(156)	(335)
Swap Agreements	0	(1,214)	0	0	6,608	5,394

	$0	$(1,214)	$0	$(3,775)	$6,461	$1,472

	$0	$(1,142)	$0	$(3,775)	$(22,451)	$(27,368)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$323,186	$96,305	$419,491
Industrials	0	203,193	0	203,193
Utilities	0	107,245	0	107,245
Municipal Bonds & Notes
California	0	185,452	0	185,452
Illinois	0	14,463	0	14,463
Massachusetts	0	837	0	837
Michigan	0	1,464	0	1,464
New Jersey	0	1,412	0	1,412
New York	0	82,020	0	82,020
Ohio	0	15,715	0	15,715
Pennsylvania	0	10,389	0	10,389
Tennessee	0	130	0	130
Washington	0	8,386	0	8,386
West Virginia	0	26,304	0	26,304
U.S. Government Agencies	0	756,863	0	756,863
U.S. Treasury Obligations	0	538,480	0	538,480
Mortgage-Backed Securities	0	240,886	2,589	243,475
Asset-Backed Securities	0	199,111	0	199,111
Sovereign Issues	0	6,684	0	6,684
Short-Term Instruments
Repurchase Agreements	0	1,832	0	1,832
U.S. Treasury Bills	0	1,808	0	1,808

Total Investments	$0	$2,725,860	$98,894	$2,824,754

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

October 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$305	$154	$0	$459
Over the counter	0	6,329	0	6,329
	$305	$6,483	$0	$6,788
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,994)	(1,269)	0	(3,263)
Over the counter	0	(6,202)	0	(6,202)
	$(1,994)	$(7,471)	$0	$(9,465)

Totals	$(1,689)	$2,724,872	$98,894	$2,822,077

There were no significant transfers between Levels 1 and 2 during the period ended October 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended October 31, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$28,852	$0	$(442)	$(13)	$7	$(2,007)	$80,888	$(10,980)	$96,305	$(1,913)
Mortgage-Backed Securities	5,988	0	(3,010)	4	29	11	0	(433)	2,589	(8)
Asset-Backed Securities	472	0	(111)	0	0	14	0	(375)	0	0

Totals	$35,312	$0	$(3,563)	$(9)	$36	$(1,982)	$80,888	$(11,788)	$98,894	$(1,921)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$15,417	Other Valuation Techniques (2)	—	—
	80,888	Proxy Pricing	Base Price	101.00
Mortgage-Backed Securities	2,589	Proxy Pricing	Base Price	98.49

Total	$98,894

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.9%

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 16.0%
Ally Financial, Inc.
3.250% due 02/13/2018		$700	$704
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	600	729
Bank of America Corp.
5.650% due 05/01/2018		$500	544
Bank of America N.A.
1.750% due 06/05/2018		2,200	2,198
Barclays Bank PLC
7.625% due 11/21/2022		1,700	1,944
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	200	222
8.000% due 12/15/2020 (c)		1,900	2,284
BNP Paribas S.A.
0.771% due 05/07/2017		$1,377	1,377
Citigroup, Inc.
2.650% due 10/26/2020		500	500
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		2,100	2,058
4.875% due 05/15/2045		1,000	1,005
Goldman Sachs Group, Inc.
1.537% due 09/15/2020		1,700	1,706
LBG Capital PLC
15.000% due 12/21/2019	GBP	670	1,448
Lloyds Bank PLC
1.750% due 05/14/2018		$850	852
3.500% due 05/14/2025		150	151
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	400	424
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (c)		$100	104
Stone Street Trust
5.902% due 12/15/2015		6,100	6,132
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		2,000	2,004
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	1,400	1,507

			27,893

INDUSTRIALS 3.2%
Chesapeake Energy Corp.
3.571% due 04/15/2019		$100	65
Dynegy, Inc.
6.750% due 11/01/2019		1,200	1,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	$1,600	$1,597
2.000% due 04/01/2018	2,700	2,703

		5,568

UTILITIES 0.6%
Petrobras Global Finance BV
2.461% due 01/15/2019	200	162
3.000% due 01/15/2019	100	83
4.375% due 05/20/2023	1,000	731

		976

Total Corporate Bonds & Notes (Cost $34,725)		34,437

U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
0.642% due 02/25/2037	129	129
1.398% due 10/01/2044	8	8
Freddie Mac
2.098% due 07/01/2036	96	101
2.234% due 09/01/2036	120	127
NCUA Guaranteed Notes
0.564% due 11/06/2017	2,495	2,500
2.650% due 10/29/2020	4,296	4,311

Total U.S. Government Agencies (Cost $7,158)		7,176

U.S. TREASURY OBLIGATIONS 110.2%
U.S. Treasury Bonds
2.125% due 05/15/2025 (e)	8,500	8,486
3.000% due 11/15/2044 (i)	300	304
3.000% due 05/15/2045 (e)	6,020	6,102
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (e)	9,337	9,334
0.125% due 04/15/2018 (e)(i)	20,506	20,531
0.125% due 04/15/2019 (e)	15,752	15,734
0.125% due 04/15/2020 (i)	3,358	3,336
0.125% due 01/15/2022	6,212	6,075
0.125% due 07/15/2022	2,280	2,231
0.125% due 01/15/2023	7,537	7,297
0.125% due 07/15/2024 (i)	3,011	2,889
0.250% due 01/15/2025	3,119	3,003
0.375% due 07/15/2025 (e)	603	589
0.625% due 07/15/2021	5,075	5,159
0.625% due 01/15/2024	4,290	4,289
0.750% due 02/15/2042 (i)	2,858	2,567
0.750% due 02/15/2045 (i)	6,194	5,521
1.125% due 01/15/2021 (i)	272	284
1.375% due 02/15/2044 (e)(i)	12,238	12,734
1.625% due 01/15/2018 (i)	228	236
1.750% due 01/15/2028 (e)	40,349	44,901
1.875% due 07/15/2019 (e)	8,478	9,057

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026 (i)		$1,405	$1,581
2.125% due 02/15/2041		1,524	1,843
2.375% due 01/15/2025		4,033	4,648
2.375% due 01/15/2027 (i)		1,170	1,374
2.500% due 07/15/2016 (g)(i)		2,030	2,069
2.500% due 01/15/2029		6,449	7,796
2.625% due 07/15/2017		1,840	1,930
3.625% due 04/15/2028 (i)		29	39

Total U.S. Treasury Obligations (Cost $196,419)			191,939

MORTGAGE-BACKED SECURITIES 3.0%
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		16	16
2.515% due 03/25/2035		12	12
2.680% due 03/25/2035		47	48
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035		32	33
2.430% due 09/25/2035		19	19
2.903% due 09/25/2037 ^		547	497
Commercial Mortgage Trust
3.156% due 07/10/2046		95	95
Countrywide Alternative Loan Trust
0.389% due 12/20/2046 ^		1,888	1,399
1.222% due 02/25/2036		420	371
Countrywide Home Loan Mortgage Pass-Through Trust
2.560% due 04/20/2035		433	432
Countrywide Home Loan Reperforming REMIC Trust
0.537% due 06/25/2035		14	12
Granite Mortgages PLC
0.906% due 03/20/2044	GBP	215	331
Grifonas Finance PLC
0.319% due 08/28/2039	EUR	218	176
GSR Mortgage Loan Trust
2.715% due 09/25/2035		$68	70
Marche Mutui SRL
0.339% due 10/27/2065	EUR	43	47
0.342% due 02/25/2055		127	137
2.189% due 01/27/2064		261	292
Merrill Lynch Mortgage Investors Trust
1.673% due 10/25/2035		$429	419
Morgan Stanley Capital Trust
5.809% due 12/12/2049		466	493
Residential Accredit Loans, Inc. Trust
0.377% due 06/25/2046		310	135
Swan Trust
3.340% due 04/25/2041	AUD	429	308

Total Mortgage-Backed Securities (Cost $5,078)			5,342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.8%
Bear Stearns Asset-Backed Securities Trust
1.197% due 10/25/2037		$248	$233
2.297% due 03/25/2035		1,300	1,222
CIFC Funding Ltd.
1.587% due 01/19/2023		833	833
Citigroup Mortgage Loan Trust, Inc.
0.277% due 01/25/2037		317	207
0.487% due 10/25/2036		2,600	2,301
1.172% due 05/25/2035		459	437
Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023		849	848
GSAMP Trust
0.337% due 06/25/2036		536	459
Highlander Euro CDO BV
0.161% due 05/01/2023	EUR	1,646	1,780
JPMorgan Mortgage Acquisition Corp.
0.687% due 07/25/2035		$33	33
Massachusetts Educational Financing Authority
1.270% due 04/25/2038		115	116
NovaStar Mortgage Funding Trust
0.637% due 01/25/2036		1,100	895
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.277% due 03/25/2035		300	276
RAAC Trust
0.537% due 08/25/2036		100	89
Residential Asset Securities Corp. Trust
0.617% due 12/25/2035		400	343
Saxon Asset Securities Trust
0.917% due 05/25/2035		42	31
4.034% due 06/25/2033		300	304
Soundview Home Loan Trust
0.457% due 12/25/2035		663	654
Structured Asset Securities Corp. Mortgage Loan Trust
0.327% due 02/25/2037		777	689
1.197% due 08/25/2037		94	90
Wood Street CLO BV
0.280% due 03/29/2021	EUR	22	24

Total Asset-Backed Securities (Cost $11,807)			11,864

SOVEREIGN ISSUES 15.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		1,300	1,290
Denmark Government International Bond
0.100% due 11/15/2023 (b)	DKK	39,303	6,093
France Government International Bond
0.250% due 07/25/2018 (b)	EUR	104	118

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (b)	EUR	1,574	$2,016
2.550% due 10/22/2016 (b)		130	146
2.550% due 09/15/2041 (b)		98	137
3.100% due 09/15/2026 (b)		212	293
Mexico Government International Bond
3.320% due 06/29/2017	MXN	1,200	72
4.000% due 11/15/2040 (b)		7,239	467
4.000% due 11/08/2046 (b)		39,394	2,565
4.500% due 12/04/2025 (b)		18,138	1,250
4.500% due 11/22/2035 (b)		24,046	1,675
New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025	NZD	516	349
2.500% due 09/20/2035		402	281
3.000% due 09/20/2030		1,226	916
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	318	362
Spain Government International Bond
1.000% due 11/30/2030 (b)		598	654
2.750% due 10/31/2024		200	242
4.400% due 10/31/2023		1,000	1,349
5.400% due 01/31/2023		1,200	1,698
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	2,572	4,262
0.125% due 03/22/2058 (b)		61	138
0.125% due 03/22/2068 (b)		114	294
0.375% due 03/22/2062 (b)		220	577

Total Sovereign Issues (Cost $29,751)			27,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (d) 0.5%
		$785

U.S. TREASURY BILLS 0.9%
0.038% due 12/31/2015 - 02/25/2016 (a)(e)(i)	$1,568	1,568

Total Short-Term Instruments (Cost $2,353)		2,353

Total Investments in Securities (Cost $287,291)		280,355

Total Investments 160.9% (Cost $287,291)		$280,355

Financial Derivative Instruments (f)(h) (2.7%) (Cost or Premiums, net $(773))		(4,623)

Other Assets and Liabilities, net (58.2%)		(101,510)

Net Assets 100.0%		$174,222

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.180%	10/30/2015	11/02/2015	$200	Freddie Mac 3.500% due 09/01/2042	$(207)	$200	$200
SSB	0.000%	10/30/2015	11/02/2015	585	Freddie Mac 1.960% due 11/07/2022	(602)	585	585

Total Repurchase Agreements						$(809)	$785	$785

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
IND	0.310%	10/21/2015	11/02/2015	$	(587)	$(587)

Total Reverse Repurchase Agreements						$(587)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BCY	0.300%	10/22/2015	11/23/2015	$	(34,616)	$(34,609)
BPG	0.260%	10/27/2015	11/03/2015		(6,257)	(6,258)
	0.260%	10/30/2015	11/02/2015		(722)	(722)
	0.270%	10/21/2015	11/23/2015		(14,834)	(14,825)
	0.270%	10/23/2015	11/06/2015		(8,648)	(8,651)
	0.300%	10/27/2015	11/04/2015		(12,662)	(12,662)
	0.300%	10/28/2015	11/04/2015		(1,791)	(1,792)
	0.320%	10/28/2015	11/04/2015		(1,552)	(1,552)
	0.330%	10/29/2015	11/06/2015		(5,352)	(5,351)
MSC	0.320%	10/26/2015	11/02/2015		(2,275)	(2,275)
TDM	0.260%	10/07/2015	11/10/2015		(18,849)	(18,852)

Total Sale-Buyback Transactions						$(107,549)

(2)	The average amount of borrowings outstanding during the period ended October 31, 2015 was $115,406 at a weighted average interest rate of 0.258%.
(3)	Payable for sale-buyback transactions includes $30 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2015:

(e)	Securities with an aggregate market value of $107,751 have been pledged as collateral under the terms of the following master agreements as of October 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
GSC	$200	$0	$0	$200	$(207)	$(7)
IND	0	(587)	0	(587)	589	2
SSB	585	0	0	585	(602)	(17)

Master Securities Forward Transaction Agreement
BCY	0	0	(34,609)	(34,609)	34,356	(253)
BPG	0	0	(51,813)	(51,813)	51,802	(11)
MSC	0	0	(2,275)	(2,275)	2,270	(5)
TDM	0	0	(18,852)	(18,852)	18,734	(118)

Total Borrowings and Other Financing Transactions	$785	$(587)	$(107,549)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$109.500	11/20/2015	58	$1	$0
Put - CBOT U.S. Treasury 5-Year Note December Futures	110.000	11/20/2015	24	0	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	110.500	11/20/2015	9	0	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	111.000	11/20/2015	11	0	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	111.500	11/20/2015	52	0	0
Put - CBOT U.S. Treasury 5-Year Note December Futures	112.500	11/20/2015	235	2	2
Put - CBOT U.S. Treasury 5-Year Note December Futures	112.750	11/20/2015	234	2	2
Put - CBOT U.S. Treasury 10-Year Note December Futures	107.000	11/20/2015	241	2	4
Put - CBOT U.S. Treasury 10-Year Note December Futures	107.500	11/20/2015	16	0	0
Put - CBOT U.S. Treasury 10-Year Note December Futures	108.000	11/20/2015	181	2	3
Put - CBOT U.S. Treasury 10-Year Note December Futures	109.000	11/20/2015	15	0	0
Put - CBOT U.S. Treasury 10-Year Note December Futures	109.500	11/20/2015	185	2	3
Call - CBOT U.S. Treasury 30-Year Bond December Futures	208.000	11/20/2015	95	1	2
Call - CBOT U.S. Treasury 30-Year Bond December Futures	210.000	11/20/2015	125	1	2
Put - CME 90-Day Eurodollar December Futures	99.375	12/14/2015	365	23	2

				$36	$20

Total Purchased Options				$36	$20

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	Long	12/2015	14	$79	$0	$(14)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	315	2	2	(3)
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	315	(5)	6	(2)
U.S. Treasury 5-Year Note December Futures	Long	12/2015	570	(20)	0	(5)
U.S. Treasury 10-Year Note December Futures	Long	12/2015	261	76	20	0
U.S. Treasury 30-Year Bond December Futures	Short	12/2015	137	(149)	0	(88)

Total Futures Contracts				$(17)	$28	$(112)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$1,881	$120	$3	$2	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$ 19,500	$(224)	$(94)	$2	$0
Receive	3-Month USD-LIBOR	2.000%	12/16/2020	23,200	(484)	84	0	(13)
Pay	3-Month USD-LIBOR	2.250%	12/16/2022	7,200	192	142	11	0
Receive	3-Month USD-LIBOR	2.233%	09/16/2025	2,300	(38)	(38)	0	(6)
Receive	3-Month USD-LIBOR	2.225%	09/16/2025	1,300	(21)	(21)	0	(4)
Receive	3-Month USD-LIBOR	2.350%	10/02/2025	6,400	(170)	(128)	0	(19)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	21,800	(798)	(801)	0	(75)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	14,850	(560)	(882)	0	(122)
Receive	3-Month USD-LIBOR	2.570%	02/10/2046	300	2	2	0	(2)
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR 24,600	(120)	(90)	0	0
Receive	6-Month EUR-EURIBOR	1.000%	03/16/2026	15,070	(13)	(187)	157	0
Pay	6-Month EUR-EURIBOR	1.500%	03/16/2046	700	(8)	(75)	0	(16)
Receive	6-Month GBP-LIBOR	2.000%	03/16/2026	GBP 1,710	4	(21)	29	0
Receive	6-Month GBP-LIBOR	2.250%	03/16/2046	8,360	(224)	(254)	191	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016	MXN 70,000	25	36	0	0
Receive	28-Day MXN-TIIE	6.420%	07/10/2025	44,200	(39)	(39)	7	0
Receive	28-Day MXN-TIIE	6.390%	07/10/2025	32,700	(24)	(30)	5	0
Receive	28-Day MXN-TIIE	7.030%	06/28/2035	7,200	(8)	(8)	0	(1)

					$(2,508)	$(2,404)	$402	$(258)

Total Swap Agreements					$(2,388)	$(2,401)	$404	$(258)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2015:

(g)	Securities with an aggregate market value of $610 and cash of $3,916 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$20	$28	$404	$452	$0	$(112)	$(258)	$(370)

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2015		BRL	836	$		217	$ 0	$ 0
	11/2015	$		217		BRL	836	0	0
	11/2015			20,113		EUR	18,268	0	(25)
	11/2015			18,791		GBP	12,303	178	(3)
	12/2015		EUR	18,268	$		20,121	26	0
	12/2015		GBP	7,333			11,233	0	(70)

BPS	11/2015		BRL	3			1	0	0
	11/2015		INR	17,316			265	1	0
	11/2015	$		1		BRL	3	0	0
	12/2015		MXN	59,924	$		3,521	0	(95)

BRC	11/2015		CNH	1,805			280	0	(5)
	12/2015		HUF	4,622			17	1	0
	12/2015	$		157		MXN	2,653	3	0

CBK	11/2015		AUD	576	$		416	6	0
	11/2015		CNH	4,627			710	0	(22)
	11/2015		DKK	38,365			5,631	0	(27)
	11/2015		GBP	785			1,231	21	0
	11/2015	$		3,591		EUR	3,217	0	(54)
	11/2015			226		GBP	144	0	(4)
	11/2015			3,996		INR	259,948	0	(29)
	12/2015		SGD	2,271	$		1,580	0	(39)
	12/2015	$		583		MXN	9,989	20	0

DUB	11/2015		BRL	7,563	$		1,935	0	(26)
	11/2015	$		1,874		BRL	7,563	87	0
	12/2015			1,795			7,098	27	0

FBF	11/2015		BRL	841	$		218	0	0
	11/2015	$		217		BRL	841	1	0
	12/2015		MXN	59,924	$		3,520	0	(96)
	12/2015	$		277		MXN	4,568	0	(2)

GLM	11/2015		AUD	430	$		303	0	(3)
	11/2015		GBP	6,416			9,742	0	(148)
	11/2015		NZD	2,069			1,307	0	(93)
	11/2015	$		398		EUR	355	0	(8)
	11/2015			1,610		GBP	1,046	7	(5)
	11/2015			2,860		JPY	343,100	0	(16)
	12/2015		PLN	446	$		118	2	0
	12/2015		TWD	32,278			979	0	(15)

HUS	11/2015		BRL	466			120	0	(1)
	11/2015	$		121		BRL	466	0	0
	12/2015		MXN	32,528	$		1,929	0	(34)
	12/2015	$		358		MXN	5,935	0	0

JPM	11/2015		GBP	662	$		1,014	0	(7)
	11/2015		INR	288,938			4,422	17	(10)
	11/2015	$		1,278		CNH	8,171	14	0
	11/2015			8,560		EUR	7,573	0	(232)
	11/2015			3,012		GBP	1,970	25	(1)
	11/2015			2,222		INR	144,469	0	(11)
	01/2016		KRW	2,141,509	$		1,821	0	(53)
	10/2016		CNH	8,171			1,250	0	(12)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	11/2015		GBP	7,333	$		11,114	$0	$(190)
	11/2015		JPY	397,680			3,313	17	0

SCX	11/2015		CNH	1,739			270	0	(5)
	11/2015	$		264		GBP	169	0	(3)
	09/2016		CNH	6,591	$		1,000	0	(19)

UAG	11/2015		EUR	29,413			32,920	576	0
	11/2015		INR	101,974			1,530	0	(31)
	11/2015	$		2,131		GBP	1,404	33	0
	11/2015			1,565		INR	101,974	0	(5)
	11/2015			3,302		JPY	397,680	0	(6)
	12/2015		JPY	397,680	$		3,303	7	0
	12/2015	$		152		EUR	138	0	0
	12/2015			993		MXN	16,696	16	(2)
	01/2016			3,599		INR	239,145	10	0

WST	12/2015			226		MXN	3,783	2	0

Total Forward Foreign Currency Contracts								$1,097	$(1,407)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC CDX.HY-24 5-Year Index	Buy	75.000%	12/16/2015	$4,800	$0	$0

MYC	Put - OTC CDX.IG-24 5-Year Index	Buy	2.000%	12/16/2015	5,800	1	0

						$1	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
HUS	Call - OTC USD versus INR	INR	76.000	12/10/2015	$	8,300	$8	$0

JPM	Call - OTC EUR versus USD	$	1.320	11/06/2015	EUR	2,500	0	0
	Call - OTC EUR versus USD		1.329	11/27/2015		8,800	1	0
	Put - OTC USD versus JPY	JPY	90.200	12/09/2015	$	3,300	0	0

							$9	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$27,800	$34	$1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	63,500	54	8

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	01/05/2016	26,400	17	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/29/2016	24,600	20	4

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$13,600	$16	$1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/06/2016	23,900	22	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/23/2016	30,600	57	51
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/24/2016	30,400	54	51
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	3,000	420	302

							$694	$424

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC Fannie Mae 3.000% due 11/01/2045	$120.000	11/05/2015	$11,000	$0	$0

Total Purchased Options					$704	$424

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	117.500	11/19/2015	$	1,700	$(6)	$(1)

DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016		400	(7)	(5)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016		200	(8)	(11)

GLM	Put - OTC EUR versus USD	$	1.085	11/25/2015	EUR	1,810	(19)	(10)
	Put - OTC EUR versus USD		1.100	11/25/2015		1,660	(18)	(18)

							$(58)	$(45)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	32,200	$(287)	$(28)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,500	(19)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		1,200	(1)	0
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		1,800	(17)	(10)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,400	(64)	(35)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	6,500	$(47)	$(13)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		500	(4)	(1)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,800	(54)	(63)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,100	(39)	(35)

							$(532)	$(186)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Receive	2.500%	01/19/2016	$	6,500	$(26)	$(22)
	Put - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Pay	3.000%	01/19/2016		6,500	(24)	(18)
	Call - OTC 5-Year Interest Rate Swap (Effective 02/22/2021)	3-Month USD-LIBOR	Receive	2.500%	02/18/2016		18,100	(58)	(81)
	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400%	03/14/2016		17,200	(64)	(70)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		12,600	(420)	(225)

RYL	Call - OTC 5-Year Interest Rate Swap (Effective 01/27/2021)	3-Month USD-LIBOR	Receive	2.500%	01/25/2016		5,600	(20)	(20)

								$(612)	$(436)

Total Written Options								$(1,202)	$(667)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$77,570	EUR	25,700	GBP	0	$(586)
Sales	340	324,038		150,213		4,900	(3,258)
Closing Buys	(3)	(149,400)		(24,600)		(3,200)	1,262
Expirations	(233)	(109,052)		(115,186)		(1,700)	1,043
Exercised	(104)	(23,756)		(31,257)		0	337

Balance at End of Period	0	$119,400	EUR	4,870	GBP	0	$(1,202)

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

SWAP AGREEMENTS: CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at October 31, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.900%	)	06/20/2019	0.162%	$	3,000	$0	$(83)	$0	$(83)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.376%		1,000	0	(29)	0	(29)

								$0	$(112)	$0	$(112)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2015 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Italy Government International Bond	1.000%	03/20/2019	0.698%	$6,800	$(118)	$194	$76	$0

CBK	Freeport-McMoRan, Inc.	1.000%	09/20/2020	5.669%	500	(84)	(9)	0	(93)
	Goldman Sachs Group, Inc.	1.000%	09/20/2020	0.820%	700	(1)	8	7	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	2.232%	400	(31)	30	0	(1)

JPM	Chesapeake Energy Corp.	5.000%	09/20/2017	11.146%	300	(7)	(22)	0	(29)
	Chesapeake Energy Corp.	5.000%	09/20/2020	16.433%	500	(47)	(113)	0	(160)

MYC	Chesapeake Energy Corp.	5.000%	09/20/2018	13.831%	100	(6)	(13)	0	(19)
	Freeport-McMoRan, Inc.	1.000%	09/20/2020	5.669%	600	(98)	(14)	0	(112)

						$(392)	$61	$83	$(414)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030	GBP	1,100	$(13)	$49	$36	$0
	Receive	3-Month USD-CPURNSA Index	1.010%	10/16/2017	$	500	0	1	1	0
	Receive	3-Month USD-CPURNSA Index	1.730%	08/26/2025		1,500	0	4	4	0

BPS	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	900	4	45	49	0
	Pay	1-Year BRL-CDI	14.560%	01/04/2021	BRL	1,500	0	(11)	0	(11)
	Receive	3-Month EUR-EXT-CPI Index	0.550%	10/15/2017	EUR	100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	4,800	0	(99)	0	(99)

CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030	GBP	1,700	0	14	14	0
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030		600	0	28	28	0
	Pay	1-Month GBP-UKRPI	3.325%	08/15/2030		1,200	(4)	35	31	0
	Pay	1-Month GBP-UKRPI	3.275%	09/15/2030		800	0	9	9	0
	Receive	3-Month EUR-EXT-CPI Index	0.655%	08/15/2018	EUR	100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.640%	09/15/2018		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650%	10/15/2018		200	0	1	1	0
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	15,000	4	(904)	0	(900)

DUB	Pay	1-Month GBP-UKRPI	3.325%	08/15/2030	GBP	1,800	4	43	47	0
	Pay	1-Year BRL-CDI	13.450%	01/04/2021	BRL	1,300	0	(19)	0	(19)
	Pay	1-Year BRL-CDI	14.500%	01/04/2021		10,400	0	(80)	0	(80)
	Receive	3-Month EUR-EXT-CPI Index	0.580%	10/15/2017	EUR	300	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.570%	10/15/2017		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.605%	09/15/2018		200	0	1	1	0
	Receive	3-Month EUR-EXT-CPI Index	0.650%	10/15/2018		500	0	1	1	0
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016	$	11,800	0	(341)	0	(341)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		8,200	0	(448)	0	(448)
	Receive	3-Month USD-CPURNSA Index	1.725%	03/04/2019		1,175	0	(19)	0	(19)
	Receive	3-Month USD-CPURNSA Index	1.510%	12/23/2019		14,000	0	(222)	0	(222)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		5,000	103	(678)	0	(575)

FBF	Pay	1-Month GBP-UKRPI	3.335%	04/15/2035	GBP	300	0	(1)	0	(1)
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		400	0	47	47	0
	Pay	1-Year BRL-CDI	13.450%	01/04/2021	BRL	1,300	0	(19)	0	(19)
	Receive	3-Month EUR-EXT-CPI Index	0.615%	09/15/2018	EUR	200	0	0	0	0

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	2,360	0	26	26	0
	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030		500	2	25	27	0
	Pay	1-Month GBP-UKRPI	3.325%	08/15/2030		2,300	(7)	67	60	0
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035		400	0	3	3	0
	Receive	3-Month EUR-EXT-CPI Index	0.650%	09/15/2018	EUR	500	(1)	2	1	0
	Receive	3-Month EUR-EXT-CPI Index	0.650%	10/15/2018		300	0	1	1	0
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	12,400	(26)	(301)	0	(327)
	Receive	3-Month USD-CPURNSA Index	2.033%	04/15/2018		5,300	0	(251)	0	(251)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	13.421%	01/04/2021	BRL	3,300	$0	$(50)	$0	$(50)
	Pay	1-Year BRL-CDI	13.450%	01/04/2021		11,400	1	(172)	0	(171)
	Pay	1-Year BRL-CDI	14.500%	01/04/2021		6,200	0	(48)	0	(48)
	Pay	1-Year BRL-CDI	14.560%	01/04/2021		11,200	0	(82)	0	(82)

JPM	Pay	1-Month GBP-UKRPI	3.400%	06/15/2030	GBP	100	0	5	5	0
	Receive	3-Month EUR-EXT-CPI Index	0.580%	10/15/2017	EUR	300	0	0	0	0

MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	1,200	0	46	46	0

RYL	Receive	3-Month USD-CPURNSA Index	1.930%	10/31/2016	$	7,800	0	(242)	0	(242)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		4,100	14	(260)	0	(246)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525%	10/15/2017	EUR	800	0	1	1	0
	Receive	3-Month EUR-EXT-CPI Index	0.610%	09/15/2018		1,000	0	3	3	0

							$81	$(3,790)	$442	$(4,151)

Total Swap Agreements							$(311)	$(3,841)	$525	$(4,677)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2015:

(i)	Securities with an aggregate market value of $5,282 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$204	$0	$41	$245	$(98)	$0	$(83)	$(181)	$64	$0	$64
BPS	1	0	125	126	(95)	(1)	(110)	(206)	(80)	0	(80)
BRC	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
CBK	47	9	90	146	(175)	(29)	(993)	(1,197)	(1,051)	1,085	34
DUB	114	0	49	163	(26)	(15)	(1,704)	(1,745)	(1,582)	1,747	165
FBF	1	0	47	48	(98)	(11)	(20)	(129)	(81)	0	(81)
GLM	9	7	118	134	(288)	(254)	(578)	(1,120)	(986)	830	(156)
GST	0	0	0	0	0	0	(30)	(30)	(30)	0	(30)
HUS	0	0	0	0	(35)	0	(351)	(386)	(386)	383	(3)
JPM	56	0	5	61	(326)	(112)	(189)	(627)	(566)	551	(15)
MSB	17	0	0	17	(190)	0	0	(190)	(173)	269	96
MYC	0	408	46	454	0	(225)	(131)	(356)	98	(80)	18
RYL	0	0	0	0	0	(20)	(488)	(508)	(508)	308	(200)
SCX	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)
UAG	642	0	4	646	(44)	0	0	(44)	602	(513)	89
WST	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$1,097	$424	$525	$2,046	$(1,407)	$(667)	$(4,677)	$(6,751)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	28	28
Swap Agreements	0	2	0	0	402	404

	$0	$2	$0	$0	$450	$452

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,097	$0	$1,097
Purchased Options	0	0	0	0	424	424
Swap Agreements	0	83	0	0	442	525

	$0	$83	$0	$1,097	$866	$2,046

	$0	$85	$0	$1,097	$1,316	$2,498

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$112	$112
Swap Agreements	0	0	0	0	258	258

	$0	$0	$0	$0	$370	$370

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,407	$0	$1,407
Written Options	0	0	0	45	622	667
Swap Agreements	0	526	0	0	4,151	4,677

	$0	$526	$0	$1,452	$4,773	$6,751

	$0	$526	$0	$1,452	$5,143	$7,121

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	23	0	0	0	122	145
Futures	21	0	0	0	(1,025)	(1,004)
Swap Agreements	0	352	0	0	(7,660)	(7,308)

	$44	$352	$0	$0	$(8,595)	$(8,199)

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,559	$0	$11,559
Purchased Options	0	0	0	(12)	(352)	(364)
Written Options	0	161	0	259	604	1,024
Swap Agreements	0	147	0	14	(1,524)	(1,363)

	$0	$308	$0	$11,820	$(1,272)	$10,856

	$44	$660	$0	$11,820	$(9,867)	$2,657

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	(642)	(642)
Swap Agreements	0	(54)	0	0	1,654	1,600

	$0	$(54)	$0	$0	$997	$943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,674)	$0	$(2,674)
Purchased Options	0	(1)	0	(7)	(270)	(278)
Written Options	0	(42)	0	9	138	105
Swap Agreements	0	(481)	0	0	(6)	(487)

	$0	$(524)	$0	$(2,672)	$(138)	$(3,334)

	$0	$(578)	$0	$(2,672)	$859	$(2,391)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$27,893	$0	$27,893
Industrials	0	5,568	0	5,568
Utilities	0	976	0	976
U.S. Government Agencies	0	7,176	0	7,176
U.S. Treasury Obligations	0	191,939	0	191,939
Mortgage-Backed Securities	0	5,342	0	5,342
Asset-Backed Securities	0	11,864	0	11,864
Sovereign Issues	0	27,172	72	27,244
Short-Term Instruments
Repurchase Agreements	0	785	0	785
U.S. Treasury Bills	0	1,568	0	1,568

Total Investments	$0	$280,283	$72	$280,355

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

October 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$30	$422	$0	$452
Over the counter	0	2,046	0	2,046
	$30	$2,468	$0	$2,498

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(112)	(258)	0	(370)
Over the counter	0	(6,751)	0	(6,751)
	$(112)	$(7,009)	$0	$(7,121)

Totals	$(82)	$275,742	$72	$275,732

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

MUNICIPAL BONDS & NOTES 95.5%

ARIZONA 2.5%
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	$1,000	$1,126
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,164

		2,290

CALIFORNIA 8.7%
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,207
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,168
Los Angeles, California General Obligation Bonds, Series 2011
5.000% due 09/01/2022	730	879
Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2028 (a)	1,000	1,190
Riverside County, California Infrastructure Financing Authority Revenue Bonds, Series 2015
4.000% due 11/01/2037 (a)	750	755
Sacramento City Financing Authority, California Revenue Bonds, Series 2015
5.000% due 12/01/2034	1,000	1,139
Tustin Community Facilities District, California Special Tax Bonds, Series 2015
4.000% due 09/01/2034 (a)	645	637

		7,975

COLORADO 2.6%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,358

CONNECTICUT 1.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 2.3%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	$1,300	$1,439
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	640

		2,079

GEORGIA 2.3%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	2,000	2,102

ILLINOIS 7.3%
Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,089
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	5,000	5,109
Illinois State General Obligation Bonds, Series 2012
5.000% due 03/01/2037	500	510

		6,708

KANSAS 2.4%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,221

MASSACHUSETTS 2.6%
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,355

MICHIGAN 2.3%
Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,073

NEBRASKA 1.2%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,000	1,100

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.7%
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	$1,000	$1,128
South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2026	400	441

		1,569

NEW YORK 15.5%
Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2036 (a)	1,100	1,097
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	1,340	1,564
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2029	2,500	2,935
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,725	2,055
Port Authority of New York & New Jersey Revenue Bonds, Series 2015
5.000% due 10/15/2035	2,500	2,899
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,238
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,362

		14,150

NORTH CAROLINA 5.1%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,163
Raleigh, North Carolina Combined Enterprise System Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,250	1,513
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	2,014

		4,690

OHIO 11.2%
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2024	900	1,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	$4,000	$4,096
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	5,000	5,117

		10,280

PENNSYLVANIA 2.5%
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,152
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,143

		2,295

RHODE ISLAND 1.1%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	1,000	1,010

TENNESSEE 1.5%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	1,000	1,156
5.250% due 09/01/2024	200	238

		1,394

TEXAS 12.7%
Harris County, Texas General Obligation Bonds, Series 1997
5.125% due 08/15/2024	1,580	1,927
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,178
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,000	8,500

		11,605

VIRGINIA 4.1%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	2,315	2,761
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,021

		3,782

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 3.3%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 02/01/2024	$1,250	$1,499
Energy Northwest, Washington Revenue Bonds, Series 2015
5.000% due 07/01/2031	1,300	1,527

		3,026

WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,190

Total Municipal Bonds & Notes (Cost $84,007)		87,410

SHORT-TERM INSTRUMENTS 5.7%

SHORT-TERM NOTES 4.8%
Federal Home Loan Bank
0.096% due 01/08/2016	100	100
0.101% due 01/13/2016	3,900	3,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.106% due 01/22/2016	$100	$100
0.113% due 01/12/2016	200	200
0.132% due 01/22/2016	100	100

		4,399

U.S. TREASURY BILLS 0.9%
0.137% due 01/21/2016	800	800

Total Short-Term Instruments (Cost $5,199)		5,199

Total Investments in Securities (Cost $89,206)		92,609

Total Investments 101.2% (Cost $89,206)		$92,609

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)		(37)

Other Assets and Liabilities, net (1.2%)		(1,048)

Net Assets 100.0%		$91,524

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	Short	12/2015	63	$(120)	$0	$(37)

Total Futures Contracts				$(120)	$0	$(37)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2015:

Cash of $311 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(37)	$0	$(37)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(664)	$(664)
Swap Agreements	0	0	0	0	(2,008)	(2,008)

	$0	$0	$0	$0	$(2,672)	$(2,672)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$173	$173
Swap Agreements	0	0	0	0	1,235	1,235

	$0	$0	$0	$0	$1,408	$1,408

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,290	$0	$2,290
California	0	7,975	0	7,975
Colorado	0	2,358	0	2,358
Connecticut	0	1,158	0	1,158
Florida	0	2,079	0	2,079
Georgia	0	2,102	0	2,102
Illinois	0	6,708	0	6,708
Kansas	0	2,221	0	2,221
Massachusetts	0	2,355	0	2,355
Michigan	0	2,073	0	2,073
Nebraska	0	1,100	0	1,100
New Jersey	0	1,569	0	1,569
New York	0	14,150	0	14,150
North Carolina	0	4,690	0	4,690
Ohio	0	10,280	0	10,280
Pennsylvania	0	2,295	0	2,295
Rhode Island	0	1,010	0	1,010
Tennessee	0	1,394	0	1,394
Texas	0	11,605	0	11,605
Virginia	0	3,782	0	3,782
Washington	0	3,026	0	3,026
Wisconsin	0	1,190	0	1,190
Short-Term Instruments
Short-Term Notes	0	4,399	0	4,399
U.S. Treasury Bills	0	800	0	800

Total Investments	$0	$92,609	$0	$92,609

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(37)	0	0	(37)

Totals	$(37)	$92,609	$0	$92,572

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2015	103

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). FISH Series C, FISH Series M and FISH Series R are classified and managed as diversified portfolios and FISH Series TE and FISH Series LD are classified and managed as non-diversified portfolios. Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex- dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

104	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2015

sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Portfolios may invest in foreign currency- denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see “Financial Derivative Instruments”). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income for monthly distributions even in situations when the Portfolio has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Portfolio’s portfolio of investments, including derivatives. Consequently, shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	OCTOBER 31, 2015	105

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the FASB issued ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s Net Asset Value (“NAV”). The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

106	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2015

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures (which are discussed below), are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are

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considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a

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result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, or options on futures that are traded on a national securities exchange, are stated at the

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last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London

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Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on

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the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Portfolio and its shareholders. A Portfolio may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of October 31, 2015, the Portfolios had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of

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each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below-investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at October 31, 2015 are disclosed in the Notes to Schedules of Investments.

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U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies that seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, a Portfolio may be required to pay more at settlement than the security is worth. In addition, a Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described

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below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are

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recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and

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currency values. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and, based on movements in the price of the contracts, the appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that

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particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate, sovereign, or U.S. municipal issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit

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spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked to market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked to market obligation under derivatives that are required to cash settle, a

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Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly

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over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market value of a Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. PIMCO, as investment adviser, seeks to minimize counterparty risks to a Portfolio in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to a Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, a Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to a Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Master Netting Arrangements  The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

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Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with PIMCO or Allianz Global Investors Fund Management LLC (“AGIFM”). Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  The Trust also entered into a Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), pursuant to which PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not

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limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

(c) Distribution Fee  The Trust entered into a Distribution Contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares. The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the

ANNUAL REPORT	OCTOBER 31, 2015	127

Notes to Financial Statements (Cont.)

current market price. During the period ended October 31, 2015, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
Fixed Income SHares: Series C	$300,970	$169,560
Fixed Income SHares: Series LD	3,289	1,048
Fixed Income SHares: Series M	98,305	291,779
Fixed Income SHares: Series R	2,067	478

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended October 31, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares: Series C	$1,310,946	$633,498	$573,380	$1,494,708
Fixed Income SHares: Series LD	266,207	266,266	35,114	8,919
Fixed Income SHares: Series M	12,517,227	11,924,909	575,901	1,222,170
Fixed Income SHares: Series R	274,971	286,002	90,297	86,665
Fixed Income SHares: Series TE	0	0	62,295	62,505

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2015

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. As of October 31, 2015, one shareholder who is a related party of the Portfolio (the “Related Party Shareholder”) owned 10% or more of FISH: Series LD’s outstanding shares. The Related Party Shareholder held a total of 11% of FISH Series LD’s outstanding shares as of the end of the reporting period. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage- backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolios may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of October 31, 2015, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	OCTOBER 31, 2015	129

Notes to Financial Statements (Cont.)

Each Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
Series C	$—	$96,805	$—	$(40,793)	$(8,011)	$(121,472)	$—	$—
Series LD	—	525	—	(546)	(67)	—	—	—
Series M	—	20,863	—	(15,001)	(7,913)	(1,079)	—	—
Series R	—	5,346	—	(10,117)	(440)	(30,133)	—	—
Series TE	205	—	—	3,403	(249)	(3,380)	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through October 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through October 31, 2015 and Ordinary losses realized during the period January 1, 2015 through October 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of October 31, 2015, the Portfolios had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
Series C	$91,659	$29,813
Series LD	—	—
Series M	—	1,079
Series R	—	30,133
Series TE	1,157	2,223

130	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2015

As of October 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Series C	$1,991,438	$52,099	$(29,820)	$22,279
Series LD	40,340	192	(344)	(152)
Series M	2,816,474	73,169	(64,889)	8,280
Series R	287,648	1,698	(8,991)	(7,293)
Series TE	89,205	3,415	(11)	3,404

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions and Lehman securities for federal income tax purposes.

For the fiscal years ended October 31, 2015 and October 31, 2014, respectively, the Portfolios made the following tax basis distributions (amounts in thousands):

	October 31, 2015				October 31, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
Series C	$—	$125,497	$61,874	$—	$—	$211,513	$126,763	$—
Series LD	—	677	—	—	—	166	—	—
Series M	—	113,486	29,806	—	—	105,630	50,578	—
Series R	—	11,210	—	—	—	11,725	—	—
Series TE	2,521	9	—	—	2,097	8	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	OCTOBER 31, 2015	131

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Managed Accounts Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2015, the results of each of their operations and their cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

December 22, 2015

132	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index -High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CMBX	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration
AGM	Assured Guaranty Municipal	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBD	To Be Determined
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
BBSW	Bank Bill Swap Rate

ANNUAL REPORT	OCTOBER 31, 2015	133

Management of the Trust

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at (800) 927-4648 or visit the Portfolios’ website at pimco.com/FISH.

Trustees

Name and Year of Birth	Position(s) Held with the Portfolios	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None
Deborah A. DeCotis 1952	Trustee	Trustee since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	91	None
Bradford K. Gallagher 1944	Trustee	Trustee since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

134	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Portfolios	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee since 2010	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None
Alan Rappaport 1953	Trustee	Trustee since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	91	None

ANNUAL REPORT	OCTOBER 31, 2015	135

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Portfolios	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee since 2014	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959	Trustee	Trustee since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Portfolios, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Portfolios, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

136	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Sponsored Closed-End Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.
Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

(1)	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	OCTOBER 31, 2015	137

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement

At an in-person meeting held on June 2, 2015 (the “Approval Meeting”), the Board of Trustees of PIMCO Managed Accounts Trust (“PMAT”) (the “Board”), including the Trustees who are not interested persons (as that term is defined in the 1940 Act) of PMAT or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Advisory Agreement between PMAT, on behalf of each of its series (as referenced in this exhibit, each, a “Portfolio” and, collectively, the “Portfolios”), and PIMCO (the “Investment Advisory Agreement”), the Supervision and Administration Agreement between PMAT, on behalf of each Portfolio, and PIMCO (the “Administration Agreement”) and the Distribution Contract between PMAT, on behalf of each Portfolio, and PIMCO Investments LLC (“PI”) (the “Distribution Contract” and, collectively, the “Agreements”), each for an additional one-year period commencing on September 5, 2015. For purposes of the annual contract review process, the Independent Trustees designated one Independent Trustee to lead the process on their behalf (the “Lead Independent Trustee”). Prior to the Approval Meeting, the Independent Trustees or the Lead Independent Trustee, on April 3, April 8, April 16 and April 30, 2015, participated in conference calls and in-person meetings with members of management and PIMCO personnel. In addition, in each case, on April 3, April 8, April 16 and April 30, 2015, counsel to the Independent Trustees (“Independent Counsel”) also participated to discuss the process for the Board’s review of the Agreements and to consider certain information relating to the Portfolios, including, among other information, information relating to PIMCO’s and PI’s profitability with respect to the Agreements and Portfolio performance. On May 8, 2015, PIMCO provided materials to the Independent Trustees for their consideration of the Agreements in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO and PI believed was useful in evaluating the continuation of the Agreements. On May 19, 2015, the Lead Independent Trustee met with PIMCO to discuss certain aspects of those materials.

On May 22, 2015, the Independent Trustees held a meeting via conference call (collectively with the April 3, April 8, April 16, April 30 and May 19, 2015 meetings and the Approval Meeting, the “Contract Renewal Meetings”), at which they gave preliminary consideration to the materials and information provided by PIMCO bearing on the continuation of the Investment Advisory Agreement and Administration Agreement and information provided by PI bearing on the Distribution Contract. The Independent Trustees also received and reviewed a memorandum from counsel to the Portfolios regarding the Trustees’ responsibilities in evaluating the Agreements, which they discussed with Independent Counsel.

At the Approval Meeting, PIMCO responded either orally or in writing to various follow-up questions and requests from the Independent Trustees. Following the presentation, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Investment Advisory Agreement and Administration Agreement and the distribution services provided to each Portfolio by PI under the Distribution Contract.

138	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO and PI, which included, among other items: (i) information regarding the investment performance and management fees for other funds and accounts managed by PIMCO, including institutional and separate accounts, if any, with strategies that have similarities to those of the Portfolios, (ii) the estimated profitability to PIMCO with respect to the Portfolios for the one-year period ended December 31, 2014, based on its role as sub-adviser to the Portfolios prior to September 5, 2014 and as investment adviser to the Portfolios from September 5, 2014 through December 31, 2014, (iii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Portfolios, and (iv) PI’s Compliance Manual, organizational structure and personnel information and financial statements.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Portfolios’ current arrangements were closely reviewed in 2014 in connection with the proposed transition from AGIFM to PIMCO as the Portfolios’ investment adviser and administrator and from Allianz Global Investors Distributors LLC to PI as the Portfolios’ principal underwriter, and that the Investment Advisory Agreement had been approved by the shareholders of each Portfolio at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Portfolios; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Portfolios under the Administration Agreement; the nature and quality of the distribution services that PI is responsible for providing under the Distribution Contract; and conditions that might affect PIMCO’s and PI’s ability to provide high-quality services to the Portfolios in the future under the Agreements, including PIMCO’s and PI’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Portfolios given their investment objectives and policies, and that PIMCO and PI would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

The Trustees also considered the performance of the Portfolios as compared to the performance of other accounts managed by PIMCO, including composites of such accounts. The Trustees noted that the Portfolios do not have investment objectives or policies that align closely with any particular account or fund managed by PIMCO, but that management had provided information for various mutual funds and other accounts managed by PIMCO with strategies that have similarities to those of the Portfolios. In the course of their deliberations, the Trustees took into account information provided by PIMCO and PI at the Contract Renewal Meetings, as well as information provided during investment review meetings conducted with PIMCO personnel during the course of the year regarding each Portfolio’s performance.

ANNUAL REPORT	OCTOBER 31, 2015	139

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)	(Unaudited)

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable to PIMCO or PI from the Portfolios under the Agreements, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which, PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in PMAT, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of developing profitability estimates.

Based on the profitability analysis provided by PIMCO, the Trustees determined that, taking into account the various assumptions made, that such profitability did not appear to be excessive. Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, including that no fees are payable under the Agreements, the Trustees concluded with respect to each Portfolio, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements were in the interests of each Portfolio and its shareholders, and should be approved.

140	PIMCO MANAGED ACCOUNTS TRUST

Privacy Policy1

(Unaudited)

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information

[1]	Effective as of September 5, 2014.
[2]

When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	OCTOBER 31, 2015	141

Privacy Policy1 (Cont.)

(Unaudited)

about products and services that the Portfolios or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

142	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Service

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE, each a series of PIMCO Managed Accounts Trust.

FISH3001AR_103115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	October 31, 2015	$ 175,084
	October 31, 2014	$ 172,663
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	October 31, 2015	$ —
	October 31, 2014	$ —
(c)	Fiscal Year Ended	Tax Fees
	October 31, 2015	$ 80,420
	October 31, 2014	$ 70,920
(d)	Fiscal Year Ended	All Other Fees(1)
	October 31, 2015	$ —
	October 31, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	October 31, 2015		October 31, 2014

PIMCO Managed Accounts Trust	$	80,420	$70,920
Pacific Investment Management Company LLC (“PIMCO”)		9,861,441	6,692,504

Total	$	9,941,861	$6,763,424

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	December 28, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	December 28, 2015